UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2016 – January 31, 2017
Item 1: Reports to Shareholders

Annual Report | January 31, 2017

Vanguard Energy Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the year ended January 31, 2017, Vanguard Energy Fund returned nearly 33%, ahead of its benchmark index and the average return of global natural resources funds.

• Energy stocks generally posted strong results during the second half of the year as oil prices recovered after historic lows. A strengthening global economy and efforts by oil-producing nations to limit production aided the turnaround.

• Natural gas prices tumbled about 18% in January because of a global supply glut.

The uncertain price environment did not dampen production, as natural gas continues to supplant coal for energy production.

• The fund benefited from strong stock selection and overweight positions among oil and gas drillers as well as exploration and production companies. An underweight position in oil and gas storage and transportation companies detracted.

• For the ten years ended January 31, the fund’s average annual return exceeded those of its benchmark and peer funds.

Total Returns: Fiscal Year Ended January 31, 2017
Total
Returns
Vanguard Energy Fund
Investor Shares	32.73%
Admiral™ Shares	32.83
MSCI ACWI Energy Index	28.54
Global Natural Resources Funds Average	31.99
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Energy Fund Investor Shares	2.73%
Spliced Energy Index	1.15
Global Natural Resources Funds Average	-1.05
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.37%	0.31%	1.43%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratios were 0.41% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Natural Resources Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

3

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

4

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

5

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

6

Advisors’ Report

Vanguard Energy Fund returned 32.73% for Investor Shares and 32.83% for Admiral Shares for the 12 months ended January 31, 2017, ahead of its benchmark index and the average return of global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances fund diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 10, 2017.

Wellington Management Company llp

Portfolio Manager:

Gregory LeBlanc, CFA,
Senior Managing Director,
Global Industry Analyst

The investment environment

U.S. and global oil prices experienced bouts of volatility during the fiscal year, with West Texas Intermediate crude oil ending January at $53 per barrel. The fund’s benchmark, the MSCI All Country

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	10,065	Emphasizes long-term total-return opportunities from
Company LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	4	387	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	2	231	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

7

World Energy Index, returned 28.5%, outpacing global equities, as measured by the MSCI All Country World Index, which returned 18.6%.

The oil market has been rebalancing—albeit slowly—and demand remains robust. For much of the year, inventory levels in the United States remained above the five-year average. We continued to see U.S. production decline as a result of massive capital retrenchment in 2015 and 2016. At the November 30 OPEC meeting, member and nonmember countries agreed to cut production. Looking ahead, the focus will remain on inventory levels and whether countries will follow through with the reductions.

Our successes

Security selection drove relative results during the period. Our ability to capture opportunities stemming from the increasing quality dispersion in upstream assets continues to be an important source of returns. This was evidenced by our overweight exposure to Pioneer Natural Resources and Energen, which were among the top contributors to relative outperformance. We trimmed both positions on strength.

Our underweight exposure to benchmark constituent Exxon Mobil also was beneficial. We believe that the company will be challenged to increase production over the next few years, especially in a range-bound price environment.

Our shortfalls

We continue to focus the portfolio’s natural gas exposure on low-cost, high-quality assets in the lowest-cost basins, such as Antero Resources, EQT, and Cabot Oil & Gas. Unfortunately, these positions were among the portfolio’s top relative detractors during the period.

During the first quarter of 2016, natural gas prices collapsed on the back of unseasonably weak demand due to a strong El Niño, resilient Northeast production, and high inventory levels. This weighed on the share price of our natural gas-related holdings. Fundamentals have also been improving with lower associated gas production, Marcellus pipeline delays, and strong power demand. We remain constructive on the outlook for the names we hold, given their attractive cost structures.

The fund’s positioning

The portfolio’s overweight allocation to exploration and production focuses on the most cost-efficient North American shale companies. Not only can these businesses survive in an environment where oil prices are less than $60 per barrel, they can grow—and they stand to benefit even more if prices increase. We believe that the market continues to underestimate the productivity gains that the most innovative exploration and production companies can make, and we hope to take advantage of that in 2017.

8

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

Michael R. Roach, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Global energy markets enjoyed strong results over the fiscal year as the MSCI All Country World Energy Index returned more than 28%, easily beating the 19% return of global equities as measured by the MSCI All Country World Index.

The investment environment

Although the past 12 months have been turbulent for the energy sector, oil company fundamentals improved, helping to stabilize prices over the latter half of the year. Crude oil prices recovered from historic lows as OPEC, Russia, and other oil-producing nations coordinated to limit production following a massive buildup of inventories and production capacity. Many companies that had reduced capital spending and idled rigs to adapt to the lower price environment began increasing operational rig counts during the summer.

Natural gas prices fell at times in response to low oil prices at the beginning of 2016 and a global supply glut. But natural gas companies made less significant efforts to limit production as liquefied natural gas exports increased in response to growing demand in Mexico and overseas.

Investment objective and strategy

Although it’s important to understand how our overall performance is affected by the macro factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit four key themes: (1) high quality—healthy balance sheets and consistent cash-flow generation; (2) effective use of capital—sound investment policies that favor internal over external funding; (3) strong market sentiment—market confirmation of our view; and (4) reasonable valuation—avoidance of overpriced stocks. Using these results, we construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our successes and shortfalls

For the 12 months, the results from our combined model were positive. Our valuation and management decisions models contributed significantly, while our sentiment model and, to a much lesser extent, our quality model, hurt relative performance.

9

Our positions in sub-industries further upstream in the production process (oil and gas drilling, oil and gas exploration and production, and oil and gas equipment and services) posted the strongest results and drove performance.

We also benefited from overweight positions in several U.S. drilling companies and in international oil service companies. Security selection among integrated energy companies also aided performance.

An underweight position in oil and gas storage and transportation companies detracted. And our overweight allocation to refiners based on attractive valuations hurt performance, as many of these companies tend to lag when oil prices rise.

Our most successful overweight holdings included Seadrill, Worleyparsons, Subsea 7, Idemitsu Kosan, and Hindustan Petroleum. Our results were dragged down by underweighting Valero Energy, Marathon Petroleum, Anadarko Petroleum, and Halliburton.

10

Energy Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.37%	0.31%
30-Day SEC Yield	1.73%	1.82%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	FA Index
Number of Stocks	141	139	3,825
Median Market Cap	$37.7B	$55.9B	$56.7B
Price/Earnings Ratio -3,727.3x		-257.8x	24.1x
Price/Book Ratio	1.8x	1.6x	2.9x
Return on Equity	5.6%	9.1%	16.4%
Earnings Growth
Rate	-21.5%	-21.5%	8.5%
Dividend Yield	2.2%	3.3%	1.9%
Foreign Holdings	29.3%	46.6%	0.0%
Turnover Rate	29%	—	—
Short-Term Reserves	3.0%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.96	0.32
Beta	1.04	1.07
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	8.5%
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	5.2
Chevron Corp.	Integrated Oil & Gas	4.6
Royal Dutch Shell plc	Integrated Oil & Gas	4.0
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	3.7
TOTAL SA	Integrated Oil & Gas	3.4
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.1
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	2.3
Diamondback Energy	Oil & Gas Exploration
Inc.	& Production	2.2
BP plc	Integrated Oil & Gas	2.2
Top Ten		39.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.41% for Investor Shares and 0.33% for Admiral Shares.

11

Energy Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	0.0%	0.9%
Industrials	0.3	0.0
Information Technology	0.4	0.0
Integrated Oil & Gas	35.1	51.4
Oil & Gas Drilling	1.6	0.4
Oil & Gas Equipment &
Services	9.1	9.1
Oil & Gas Exploration &
Production	37.3	20.6
Oil & Gas Refining &
Marketing	7.2	7.8
Oil & Gas Storage &
Transportation	3.8	9.8
Utilities	3.7	0.0
Other	1.5	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom	6.4%
France	3.6
Italy	2.2
Portugal	1.7
Other	0.9
Subtotal	14.8%
Pacific
Japan	1.0%
Australia	0.6
Other	0.1
Subtotal	1.7%
Emerging Markets
Russia	2.7%
India	2.3
Other	1.6
Subtotal	6.6%
North America
United States	70.2%
Canada	6.7
Subtotal	76.9%

12

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Energy Fund Investor Shares	32.73%	0.44%	2.73%	$13,096
• • • • • • • •	Spliced Energy Index	28.54	-1.29	1.15	11,209
– – – –	Global Natural Resources Funds Average	31.99	-2.89	-1.05
	Dow Jones U.S. Total Stock Market				9,002
	Float Adjusted Index	21.72	13.91	7.18	20,012
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	32.83%	0.50%	2.80%	$65,914
Spliced Energy Index	28.54	-1.29	1.15	56,046
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	13.91	7.18	100,058

See Financial Highlights for dividend and capital gains information.

13

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	33.10%	1.67%	2.75%
Admiral Shares	11/12/2001	33.18	1.74	2.82

14

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
United States (66.4%)
Electric Utilities (1.1%)
	OGE Energy Corp.	3,435,596	115,230

Energy Equipment & Services (9.7%)
	Schlumberger Ltd.	4,681,316	391,873
	Baker Hughes Inc.	3,900,743	246,059
	Halliburton Co.	3,976,740	224,964
	Patterson-UTI Energy Inc.	5,939,010	166,530
*	Transocean Ltd.	190,632	2,663
			1,032,089
Multi-Utilities (0.7%)
	Sempra Energy	688,347	70,480

Oil, Gas & Consumable Fuels (54.4%)
	Integrated Oil & Gas (15.1%)
	Exxon Mobil Corp.	10,862,836	911,283
	Chevron Corp.	4,413,290	491,420
	Occidental
	Petroleum Corp.	3,102,603	210,263

	Oil & Gas Exploration & Production (31.6%)
	Pioneer Natural
	Resources Co.	3,080,472	555,193
	EOG Resources Inc.	3,264,366	331,594
*	Diamondback Energy Inc.	2,257,703	237,443
	Cimarex Energy Co.	1,305,074	176,459
*	Newfield Exploration Co.	4,377,645	175,456
	Anadarko Petroleum Corp. 2,479,024		172,366
	EQT Corp.	2,799,713	169,747
*	Concho Resources Inc.	1,191,392	166,128
	Cabot Oil & Gas Corp.	6,812,373	146,330
*	Energen Corp.	2,703,483	145,691
*	Antero Resources Corp.	5,383,070	131,401
	ConocoPhillips	2,587,303	126,157

	Hess Corp.	2,136,350	115,747
	Devon Energy Corp.	2,234,839	101,775
*	QEP Resources Inc.	5,705,543	99,505
	Marathon Oil Corp.	4,750,381	79,569
	Noble Energy Inc.	1,980,651	78,751
*	Callon Petroleum Co.	4,550,935	69,538
*	Rice Energy Inc.	2,960,072	58,698
*	Parsley Energy Inc.
	Class A	1,383,710	48,734
*,2	Centennial Resource
	Development Inc.	2,014,206	33,120
*	WPX Energy Inc.	2,244,609	31,267
	Apache Corp.	521,198	31,178
*	Continental
	Resources Inc.	536,758	26,065
*	PDC Energy Inc.	346,551	25,624
*	Resolute Energy Corp.	495,703	22,797
*,^	Synergy Resources Corp.	2,132,719	18,363
*	Extraction Oil & Gas Inc.	179,920	3,224
	Murphy Oil Corp.	6,035	174

	Oil & Gas Refining & Marketing (5.1%)
	Valero Energy Corp.	3,420,389	224,925
	Phillips 66	2,077,984	169,605
	Marathon Petroleum Corp. 3,205,046		154,002

	Oil & Gas Storage & Transportation (2.6%)
	Kinder Morgan Inc.	6,842,681	152,866
	Targa Resources Corp.	801,934	46,208
	Spectra Energy Corp.	1,035,279	43,119
*	Cheniere Energy Inc.	687,242	32,747
	Williams Cos. Inc.	39,712	1,145
			5,815,677
Other (0.5%)
^,3	Vanguard Energy ETF	578,000	58,407
Total United States			7,091,883

15

Energy Fund

			Market
			Value•
		Shares	($000)
International (29.2%)
Australia (0.6%)
	Oil Search Ltd.	10,747,434	56,129
	Santos Ltd.	1,007,037	3,064
*	WorleyParsons Ltd.	313,054	2,354
	Woodside Petroleum Ltd.	15,530	372
			61,919
Austria (0.0%)
	OMV AG	80,402	2,814

Brazil (0.8%)
*,^	Petroleo Brasileiro SA
	ADR	7,714,948	79,155
*	Petroleo Brasileiro SA	882,832	4,537
*	Petroleo Brasileiro SA
	Preference Shares	635,900	3,032
			86,724
Canada (6.6%)
	Suncor Energy Inc.
	(New York Shares)	5,265,751	163,449
	TransCanada Corp.
	(New York Shares)	2,069,451	97,719
	Canadian Natural
	Resources Ltd.
	(New York Shares)	2,995,938	90,567
*	Seven Generations
	Energy Ltd. Class A	4,112,763	82,208
	Encana Corp.
	(New York Shares)	4,610,474	58,830
	Cenovus Energy Inc.
	(New York Shares)	3,422,194	46,644
^	ARC Resources Ltd.	2,839,500	44,188
	Keyera Corp.	1,419,497	41,671
^	Crescent Point
	Energy Corp.	3,198,628	37,290
^	PrairieSky Royalty Ltd.
	(Toronto Shares)	605,648	14,196
	Suncor Energy Inc.	175,442	5,442
	Encana Corp.	300,257	3,833
	TransCanada Corp.	80,028	3,775
	Enbridge Inc.	86,183	3,669
	Canadian Natural
	Resources Ltd.	96,937	2,931
*	Husky Energy Inc.	199,506	2,574
	PrairieSky Royalty Ltd.	93,253	2,184
			701,170
China (0.6%)
	PetroChina Co. Ltd. ADR	637,495	50,675
	China Petroleum
	& Chemical Corp.	6,223,600	4,916

	China Longyuan Power
	Group Corp. Ltd.	3,038,000	2,482
	Kunlun Energy Co. Ltd.	2,880,000	2,287
	Huaneng Renewables
	Corp. Ltd.	6,816,000	2,115
	CNOOC Ltd.	785,717	981
	PetroChina Co. Ltd.	394,000	313
			63,769
	Colombia (0.0%)
*	Ecopetrol SA ADR	94,911	892

	Denmark (0.0%)
	Vestas Wind Systems A/S	63,255	4,436

	Finland (0.0%)
	Neste Oyj	69,202	2,408

	France (3.5%)
	TOTAL SA ADR	6,941,523	350,963
	TOTAL SA	344,051	17,408
*	TechnipFMC plc	90,524	2,967
			371,338
	Germany (0.7%)
*,4	Innogy SE	2,116,919	72,409

	Greece (0.0%)
	Motor Oil Hellas Corinth
	Refineries SA	117,039	1,679

	Hungary (0.0%)
	MOL Hungarian
	Oil & Gas plc	36,638	2,582

	India (2.2%)
	Power Grid Corp.
	of India Ltd.	37,239,710	113,934
	Reliance Industries Ltd.	7,233,938	111,578
	Oil & Natural Gas
	Corp. Ltd.	1,093,639	3,274
	Indian Oil Corp. Ltd.	565,163	3,060
	Bharat Petroleum
	Corp. Ltd.	292,049	2,940
	Hindustan Petroleum
	Corp. Ltd.	340,596	2,624
*	Mangalore Refinery
	& Petrochemicals Ltd.	926,191	1,338
	GAIL India Ltd.	73,165	505
	Cairn India Ltd.	63,882	261
			239,514

16

Energy Fund

		Market
		Value•
	Shares	($000)
Israel (0.0%)
Oil Refineries Ltd.	4,243,229	1,493

Italy (2.2%)
Eni SPA ADR	5,334,119	164,878
Tenaris SA ADR	1,833,162	64,234
Eni SPA	221,461	3,405
		232,517

Japan (1.0%)
Inpex Corp.	9,581,000	94,020
JX Holdings Inc.	813,100	3,835
Idemitsu Kosan Co. Ltd.	86,200	2,665
Cosmo Energy
Holdings Co. Ltd.	133,100	2,303
Showa Shell Sekiyu KK	27,300	268
		103,091
Norway (0.1%)
*,^ DNO ASA	12,136,636	12,703
* Subsea 7 SA	149,591	2,035
Statoil ASA	23,000	429
		15,167
Poland (0.1%)
Polski Koncern Naftowy
ORLEN SA	151,412	3,072
* Grupa Lotos SA	241,174	2,273
		5,345
Portugal (1.7%)
Galp Energia SGPS SA	12,013,856	177,016

Russia (2.6%)
Rosneft Oil Co.
PJSC GDR	25,131,272	166,641
Lukoil PJSC ADR	1,781,028	100,369
Gazprom PJSC ADR	949,310	4,710
AK Transneft OAO
Preference Shares	811	2,757
Tatneft PJSC ADR	61,525	2,508
Gazprom PJSC	489,734	1,219
Tatneft PAO	136,690	924
Lukoil PJSC	16,448	923
Rosneft Oil Co. PJSC	60,170	400
		280,451
South Korea (0.1%)
SK Innovation Co. Ltd.	23,419	3,173
Doosan Heavy Industries
& Construction Co. Ltd.	96,077	2,276
GS Holdings Corp.	48,837	2,150
		7,599

Spain (0.1%)
* Repsol SA	290,111	4,300
Gamesa Corp.
Tecnologica SA	132,105	2,778
		7,078
Taiwan (0.0%)
Formosa Petrochemical
Corp.	797,000	2,722

Thailand (0.1%)
* PTT Exploration and
Production PCL (Local)	961,000	2,676
PTT PCL (Foreign)	220,000	2,525
* PTT PCL	166,300	1,909
* Thai Oil PCL	808,300	1,647
Thai Oil PCL (Foreign)	282,500	576
		9,333
Turkey (0.0%)
Tupras Turkiye Petrol
Rafinerileri AS	111,731	2,429
KOC Holding AS	598,910	2,413
		4,842
United Kingdom (6.2%)
Royal Dutch Shell
plc ADR	7,344,521	399,469
BP plc ADR	6,183,393	222,478
BP plc	2,386,484	14,253
Royal Dutch Shell plc
Class B	495,727	14,002
Royal Dutch Shell plc
Class A	331,089	8,980
Royal Dutch Shell plc
Class A (Amsterdam
Shares)	247,382	6,701
Petrofac Ltd.	221,665	2,567
		668,450
Total International		3,126,758
Total Common Stocks
(Cost $6,861,655)		10,218,641
Temporary Cash Investments (5.9%)[1]
Money Market Fund (2.8%)
[5,6] Vanguard Market
Liquidity Fund, 0.856%	2,920,695	292,099

17

Energy Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreements (2.3%)
	RBS Securities, Inc. 0.530%,
	2/1/17 (Dated 1/31/17,
	Repurchase Value
	$145,702,000, collateralized
	by U.S. Treasury Note/Bond
	3.500%, 5/15/20, with a
	value of $148,617,000)	145,700	145,700
	Societe Generale 0.530%,
	2/1/17 (Dated 1/31/17,
	Repurchase Value
	$100,501,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 2.773%–
	5.966%, 9/1/20–5/1/35, and
	U.S. Treasury Note/Bond
	2.125%–7.875%, 2/15/21–
	12/31/22, with a value of
	$102,510,000)	100,500	100,500
			246,200
U.S. Government and Agency Obligations (0.8%)
7	Federal Home Loan
	Bank Discount Notes,
	0.390%, 2/1/17	5,000	5,000
7	Federal Home Loan
	Bank Discount Notes,
	0.525%, 3/8/17	75,000	74,960
	United States Treasury
	Bill, 0.395%, 2/2/17	1,500	1,500
8	United States Treasury
	Bill, 0.501%, 3/16/17	100	100
8	United States Treasury
	Bill, 0.491%–0.501%,
	5/4/17	5,300	5,293
8	United States Treasury
	Bill, 0.592%, 7/13/17	2,000	1,995
			88,848
Total Temporary Cash Investments
(Cost $627,141)			627,147
Total Investments (101.5%)
(Cost $7,488,796)			10,845,788

Amount
($000)
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard	799
Receivables for Investment Securities Sold 1,572
Receivables for Accrued Income	3,183
Receivables for Capital Shares Issued	5,953
Other Assets	1,789
Total Other Assets	13,296
Liabilities
Payables for Investment
Securities Purchased	(10,461)
Payables to Investment Advisor	(4,190)
Collateral for Securities on Loan	(122,404)
Payables for Capital Shares Redeemed	(16,473)
Payables to Vanguard	(21,480)
Other Liabilities	(721)
Total Liabilities	(175,729)
Net Assets (100%)	10,683,355

18

Energy Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	8,270,144
Overdistributed Net Investment Income	(25,571)
Accumulated Net Realized Losses	(918,723)
Unrealized Appreciation (Depreciation)
Investment Securities	3,356,992
Futures Contracts	543
Foreign Currencies	(30)
Net Assets	10,683,355

Investor Shares—Net Assets
Applicable to 65,500,280 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,451,959
Net Asset Value Per Share—
Investor Shares	$52.70

Amount
($000)
Admiral Shares—Net Assets
Applicable to 73,130,021 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,231,396
Net Asset Value Per Share—
Admiral Shares	$98.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $105,768,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 4.2%, respectively, of net assets.
2 Restricted security represents 0.3% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the value of this security represented 0.7% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $122,404,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $6,999,000 and cash of $1,151,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Energy Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	224,212
Interest[2]	1,748
Securities Lending—Net	8,854
Total Income	234,814
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,000
Performance Adjustment	2,757
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,376
Management and Administrative—Admiral Shares	8,688
Marketing and Distribution—Investor Shares	684
Marketing and Distribution—Admiral Shares	588
Custodian Fees	1,580
Auditing Fees	37
Shareholders’ Reports—Investor Shares	93
Shareholders’ Reports—Admiral Shares	41
Trustees’ Fees and Expenses	20
Total Expenses	34,864
Expenses Paid Indirectly	(109)
Net Expenses	34,755
Net Investment Income	200,059
Realized Net Gain (Loss)
Investment Securities Sold[2]	(382,241)
Futures Contracts	28,623
Foreign Currencies	(3,583)
Realized Net Gain (Loss)	(357,201)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,822,434
Futures Contracts	1,338
Foreign Currencies	43
Change in Unrealized Appreciation (Depreciation)	2,823,815
Net Increase (Decrease) in Net Assets Resulting from Operations	2,666,673
1 Dividends are net of foreign withholding taxes of $15,144,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,395,000, $751,000, and $16,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	200,059	216,759
Realized Net Gain (Loss)	(357,201)	(510,522)
Change in Unrealized Appreciation (Depreciation)	2,823,815	(1,688,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,666,673	(1,982,292)
Distributions
Net Investment Income
Investor Shares	(63,588)	(69,234)
Admiral Shares	(137,420)	(145,041)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(201,008)	(214,275)
Capital Share Transactions
Investor Shares	(63,208)	74,549
Admiral Shares	159,725	340,406
Net Increase (Decrease) from Capital Share Transactions	96,517	414,955
Total Increase (Decrease)	2,562,182	(1,781,612)
Net Assets
Beginning of Period	8,121,173	9,902,785
End of Period[1]	10,683,355	8,121,173
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($25,571,000) and ($21,516,000).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$40.43	$51.53	$63.85	$62.66	$62.60
Investment Operations
Net Investment Income	.982	1.096	1.276	1.291	1.336
Net Realized and Unrealized Gain (Loss)
on Investments	12.275	(11.118)	(9.436)	2.413	1.098
Total from Investment Operations	13.257	(10.022)	(8.160)	3.704	2.434
Distributions
Dividends from Net Investment Income	(.987)	(1.078)	(1.206)	(1.277)	(1.340)
Distributions from Realized Capital Gains	—	—	(2.954)	(1.237)	(1.034)
Total Distributions	(.987)	(1.078)	(4.160)	(2.514)	(2.374)
Net Asset Value, End of Period	$52.70	$40.43	$51.53	$63.85	$62.66

Total Return[1]	32.73%	-19.53%	-13.16%	5.88%	4.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,452	$2,693	$3,334	$4,138	$5,340
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.37%	0.37%	0.38%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.20%	1.84%	1.97%	2.15%
Portfolio Turnover Rate	29%	23%	31%	17%	18%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.85	$96.69	$119.83	$117.63	$117.52
Investment Operations
Net Investment Income	1.918	2.113	2.479	2.530	2.586
Net Realized and Unrealized Gain (Loss)
on Investments	23.035	(20.872)	(17.726)	4.491	2.060
Total from Investment Operations	24.953	(18.759)	(15.247)	7.021	4.646
Distributions
Dividends from Net Investment Income	(1.923)	(2.081)	(2.351)	(2.500)	(2.595)
Distributions from Realized Capital Gains	—	—	(5.542)	(2.321)	(1.941)
Total Distributions	(1.923)	(2.081)	(7.893)	(4.821)	(4.536)
Net Asset Value, End of Period	$98.88	$75.85	$96.69	$119.83	$117.63

Total Return[1]	32.83%	-19.48%	-13.11%	5.94%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,231	$5,428	$6,569	$7,540	$6,778
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.31%	0.31%	0.32%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.05%	2.26%	1.90%	2.03%	2.20%
Portfolio Turnover Rate	29%	23%	31%	17%	18%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Energy Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

25

Energy Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $272,000 for the year ended January 31, 2017.

For the year ended January 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $2,757,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

26

Energy Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $799,000, representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2017, these arrangements reduced the fund’s expenses by $109,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	7,058,763	33,120	—
Common Stocks—International	2,031,730	1,092,844	2,184
Temporary Cash Investments	292,099	335,048	—
Futures Contracts—Liabilities[1]	(125)	—	—
Total	9,382,467	1,461,012	2,184
1 Represents variation margin on the last day of the reporting period.

F. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	1,570	178,548	543

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

27

Energy Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at January 31, 2017, the fund had $4,644,000 of ordinary income available for distribution. The fund had available capital losses totaling $905,394,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $7,511,471,000. Net unrealized appreciation of investment securities for tax purposes was $3,334,317,000, consisting of unrealized gains of $3,581,024,000 on securities that had risen in value since their purchase and $246,707,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended January 31, 2017, the fund purchased $2,766,620,000 of investment securities and sold $2,682,177,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	790,047	16,338	1,000,377	20,740
Issued in Lieu of Cash Distributions	59,916	1,108	65,317	1,556
Redeemed	(913,171)	(18,558)	(991,145)	(20,374)
Net Increase (Decrease)—Investor Shares	(63,208)	(1,112)	74,549	1,922
Admiral Shares
Issued	1,369,010	14,893	1,661,392	18,288
Issued in Lieu of Cash Distributions	126,344	1,246	130,396	1,656
Redeemed	(1,335,629)	(14,570)	(1,451,382)	(16,322)
Net Increase (Decrease)—Admiral Shares	159,725	1,569	340,406	3,622

J. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $160,565,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 53.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	32.73%	0.44%	2.73%
Returns After Taxes on Distributions	32.07	-0.50	1.80
Returns After Taxes on Distributions and Sale of Fund Shares	18.92	0.30	2.24

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.03	$2.26
Admiral Shares	1,000.00	1,090.54	1.79
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.97	$2.19
Admiral Shares	1,000.00	1,023.43	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032017

Annual Report | January 31, 2017

Vanguard Precious Metals and Mining Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2017, Vanguard Precious Metals and Mining Fund returned 75.99%. That result was slightly ahead of the average return of peer funds but behind the 95.06% return of the benchmark S&P Global Custom Metals and Mining Index.

• Keep in mind that these outsized returns are indicative of a highly volatile segment of the market. The fund—which invests in companies that are involved in the mining of or exploration for precious and rare metals and minerals—had recorded negative returns for the previous five fiscal years.

• Against a backdrop of rising commodity prices in the 12-month period, mining companies experienced significant gains.

• For the ten years ended January 31, 2017, the Precious Metals and Mining Fund had an average annual return of –3.83%. That return lagged the results of the fund’s comparative standards.

Total Returns: Fiscal Year Ended January 31, 2017
Total
Returns
Vanguard Precious Metals and Mining Fund	75.99%
S&P Global Custom Metals and Mining Index	95.06
Precious Metals Equity Funds Average	75.32
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Precious Metals and Mining Fund	-3.83%
S&P Global Custom Metals and Mining Index	0.03
Precious Metals Equity Funds Average	-1.15
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.35%	1.46%

The fund expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratio was 0.43%. The change from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2016.

Peer group: Precious Metals Equity Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

3

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

4

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

5

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned about 76% for the fiscal year ended January 31, 2017. This lagged the customized benchmark index, which returned about 95%, but was slightly ahead of the average return of 75% for the precious metals-oriented funds peer group.

Market environment

Initial concerns about the health of the global economy, weak commodity prices, and the timing of a rise in U.S. interest rates gave way to a sustained rally from mid-February 2016 as China’s economy appeared to stabilize. The U.S. economy also started to regain momentum at this time and commodity prices rebounded. After initial panic in the immediate aftermath of Brexit, the United Kingdom’s shocking vote in June to leave the European Union, investor risk appetite quickly recovered and most stock markets resumed an upward trend.

For much of the review period, precious metals performed well, thanks to increased demand resulting from Brexit-related uncertainty. Also adding to the appeal of precious metals were worries about a potential European banking crisis, the prospect of persistently low or negative interest rates, and quantitative easing in a number of economies.

However, Donald Trump’s surprising victory in the U.S. presidential election in November led to a stock market rally, especially in the United States, as investors anticipated fiscal stimulus and massive infrastructure expenditure. A backdrop of Chinese stimulus measures and global economic growth further supported investor sentiment. The final quarter of 2016 also saw diversified metals stocks rally significantly after a poor performance earlier in the year. Precious metals lagged, although they picked up a little in January 2017.

Shares in silver, copper, and diversified metals companies were the strongest performers over the full year, while precious metals and gold producers slightly lagged behind the custom benchmark. Both categories produced robust gains in absolute terms, however.

The fund’s performance

For much of the past three years, the fund’s overweight exposure to precious metals was beneficial for returns. However, over the 12-month period under review, this exposure was less helpful, as the fund’s relatively light exposure to diversified metals and miners hurt performance, particularly during the rally in these assets in the days just after the U.S. election and into the end of the year. The fund’s overweight exposure to precious metals held back relative returns, although stock selection was beneficial.

Precious metals companies featured prominently among top contributors to performance, including Hochschild Mining, B2Gold, Kaminak Gold, First Majestic Silver, and Alamos Gold. Hochschild Mining is a recovery story; the firm has been rebuilding its balance sheet over the past 18 months and investors have lately started to recognize its solid fundamentals. The share price of Kaminak Gold, a junior miner, was boosted by a takeover

7

approach from Goldcorp, one of the world’s largest gold producers, which is also held in the portfolio.

In contrast, given the strong rally in diversified metals in late 2016, the fund’s performance was hurt by its relatively light presence in these assets. More specifically, not holding some of the largest companies in this area—such as Antofagasta, U.K.-listed mining company Anglo American, First Quantum Minerals, Teck Resources, Freeport-McMoRan, and U.K. miner Glencore—was detrimental for returns.

Stock selection within miners specializing solely in gold cost some performance; detractors included Randgold Resources, Primero Mining, and Barrick Gold. We sold the position in Primero Mining after the Canadian gold miner failed to deliver on its business plan strategy.

Other detractors included Dominion Diamond, because of weakness in the diamond market, and Canadian copper miner Nevsun Resources, because of its acquisition of Reservoir Minerals during the year.

Portfolio activity

We started a number of new positions over the review period, with all holdings meeting a set of criteria based on our framework of quality, growth, and valuation. We continue to focus on companies’ management teams, their business plan strategy, and their execution. We also look for firms that have the potential to grow into a mid- or large-capitalization concern over time. Such firms are likely to have good management teams with a strong track record as well as the right technical team in place to put assets into production. The willingness and ability of management to reassess geology is also deemed important.

New holdings include Americas Silver, Barkerville Gold Mines, and Beadell Resources. Americas Silver is attractively valued, growing well, and has good exposure to zinc. Furthermore, the firm focuses on return on investor capital. In our view, gold miners Barkerville and Beadell have exploration potential and the ability to become major players in time.

We also added to our copper exposure by initiating holdings in Grupo Mexico and Southern Copper. We are optimistic about prospects for copper, and the move increases diversification in the portfolio.

Turning to sales, a number of holdings were removed from the portfolio after being taken over: For example, Kaminak Gold was taken over by Goldcorp, and Lake Shore Gold was taken over by Tahoe Resources. Tahoe Resources is also held in the portfolio; the position detracted over the period.

In other transactions, Newmarket Gold was bought by Kirkland Lake Gold, a previous holding in the portfolio that we closed when the firm’s chief executive was replaced. True Gold Mining exited the portfolio after being taken over by gold producer Endeavour Mining, which was added to the portfolio.

8

We sold the holding in multinational materials technology firm Umicore because we felt it was fully valued. We also sold our holdings in Anglo American and Antofagasta after disappointing performance. The disposal of these stocks meant that we did not experience further weakness in mid-2016, although we were not able to benefit from the rally in diversified metals later in the year.

Portfolio positioning and outlook

We continue to have overweight exposure to precious metals and mining stocks, with a relatively light presence in diversified miners. Given the potential for volatility because of uncertainty about the implications of the Brexit decision and the new U.S. president, we expect gold prices to stay strong, in the short term at least. After the initial optimism in the wake of President Trump’s election, a degree of caution has set in and the U.S. Federal Reserve has put policy moves on hold for the time being. The EU political cycle may well produce some upsets; the French presidential elections are just one in a range of political tests for the region this year.

We will continue to implement our investment philosophy and process: maintaining a long-term approach, and identifying high-quality companies with strong management teams, best-in-class assets, and costs that compare favorably with those of their competitors.

Jamie J. Horvat
Portfolio Manager

M&G Investment Management Limited

February 16, 2017

9

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2017

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	71	231	3,825
Median Market Cap	$2.9B	$12.5B	$56.7B
Price/Earnings Ratio	-42.4x	-49.0x	24.1x
Price/Book Ratio	1.6x	1.7x	2.9x
Return on Equity	-1.3%	1.5%	16.4%
Earnings Growth
Rate	-7.5%	-12.5%	8.5%
Dividend Yield	0.8%	1.2%	1.9%
Foreign Holdings	87.3%	88.8%	0.0%
Turnover Rate	29%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.35%	—	—
Short-Term
Reserves	2.5%	—	—

Subindustry Diversification (% of equity
exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Aluminum	0.0%	3.6%
Agricultural Products	1.8	0.0
Copper	8.1	6.2
Diversified Metals & Mining	6.0	40.4
Gold	66.0	38.9
Precious Metals & Minerals	9.4	5.7
Silver	7.4	5.1
Specialty Chemicals	0.9	0.0
Other	0.4	0.1

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.92	0.04
Beta	1.02	0.65
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Barrick Gold Corp.	Gold	5.8%
Newmont Mining Corp.	Gold	5.3
Agnico Eagle Mines Ltd.	Gold	4.8
B2Gold Corp.	Gold	4.6
Nevsun Resources Ltd.	Copper	4.3
Randgold Resources Ltd.	Gold	3.8
Acacia Mining plc	Gold	3.4
Franco-Nevada Corp.	Gold	3.2
Hochschild Mining plc	Silver	3.2
SEMAFO Inc.	Gold	3.2
Top Ten		41.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratio was 0.43%.

10

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Precious Metals and Mining Fund*	75.99%	-11.86%	-3.83%	$6,765
	S&P Global Custom Metals and
• • • • • • ••	Mining Index	95.06	-8.99	0.03	10,030

– – – –	Precious Metals Equity Funds
	Average	75.32	-12.76	-1.15	8,910
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.72	13.91	7.18	20,012
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	50.64%	-11.87%	-4.91%

12

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)
Agricultural Products (1.7%)
	Bunge Ltd.	644,985	44,639

Copper (7.8%)
1	Nevsun Resources Ltd.	35,974,070	113,348
*	Lundin Mining Corp.	8,924,425	54,593
^	Southern Copper Corp.	942,526	36,155
			204,096
Diversified Metals & Mining (5.8%)
	BHP Billiton plc	2,530,120	46,144
	Boliden AB	1,492,600	43,543
	Grupo Mexico SAB de
	CV Class B	9,997,299	29,982
	BHP Billiton Ltd.	1,210,990	24,569
^,*	Balmoral Resources
	Ltd.	5,552,174	3,755
*,1	Aguia Resources Ltd.	38,529,412	2,373
			150,366
Gold (63.9%)
	Barrick Gold Corp.	8,215,076	151,486
	Newmont Mining Corp.	3,816,694	138,470
^,*	B2Gold Corp.	37,190,786	113,804
^	Randgold Resources
	Ltd. ADR	1,162,627	98,753
	Acacia Mining plc	16,431,351	89,105
	Agnico Eagle Mines
	Ltd. (New York Shares)	1,832,834	87,426
	Franco-Nevada Corp.	1,297,784	84,408
*,1	SEMAFO Inc.	22,237,075	82,882
*	Kinross Gold Corp.	18,494,618	72,129
	Goldcorp Inc.
	(New York Shares)	3,480,757	56,284
	Royal Gold Inc.	723,226	52,195
*	Endeavour Mining Corp.	2,731,533	52,185
^,*	Pretium Resources Inc.	4,359,290	47,080
^	Tahoe Resources Inc.
	(New York Shares)	4,678,633	42,763
	Alamos Gold Inc.
	(New York Shares)	5,679,287	42,595

*	IAMGOLD Corp.	9,044,914	41,845
	Yamana Gold Inc.
	(New York Shares)	12,445,517	41,195
	Agnico Eagle Mines
	Ltd. (Toronto Shares)	814,545	38,854
^,*,1Roxgold Inc.		29,570,296	34,541
^,*,1 Premier Gold Mines
	Ltd.	14,212,168	32,001
	Alamos Gold Inc.
	(Toronto Shares)	3,627,542	27,208
*	AngloGold Ashanti Ltd.	2,104,962	26,749
*	Torex Gold Resources
	Inc.	1,197,950	25,409
	Tahoe Resources Inc.
	(Toronto Shares)	2,689,463	24,533
	Yamana Gold Inc.
	(Toronto Shares)	7,291,086	24,093
*	Guyana Goldfields Inc.	4,441,302	22,049
*	Asanko Gold Inc.	5,329,564	19,537
	Osisko Gold Royalties
	Ltd.	1,634,820	17,941
^,*	Alacer Gold Corp.	7,759,353	14,311
	OceanaGold Corp.	4,014,735	13,945
*	Saracen Mineral
	Holdings Ltd.	16,490,693	13,333
*	Beadell Resources Ltd.	42,375,053	9,868
*	Gold Road Resources
	Ltd.	15,262,621	6,737
*	Perseus Mining Ltd.	25,753,128	6,581
*	B2Gold Corp.
	(Toronto Shares)	1,860,800	5,649
*	Nighthawk Gold Corp.	6,316,566	3,010
^,*	Dacian Gold Ltd.	1,660,519	2,944
^,*	Barkerville Gold Mines
	Ltd. (Toronto Shares)	6,387,000	2,331
*	Newcastle Gold Ltd.	3,500,000	1,963
*	Integra Gold Corp.
	(Toronto Shares)	2,565,149	1,459
*	Osisko Gold Royalties
	Warrants Exp.
	02/26/2019	231,787	381

13

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
*	Continental Gold Inc
	Warrants Exp.
	11/27/2017	450,000	261
*	Primero Mining Corp.
	Warrants Exp.
	06/25/2018	638,250	69
			1,670,362
Other (0.4%)
*,2	ORLA MINING Ltd CAD
	PP	5,714,300	5,138
*,2	Integra Gold Corp. PP	7,000,000	3,582
*,2	Barkerville Gold Mines
	Ltd. PP	3,508,771	1,153
*,2	Rescue Radio Corp. PP	15,955	—
			9,873
Precious Metals & Minerals (9.1%)
^,1	Dominion Diamond
	Corp.	6,514,698	65,235
	Fresnillo plc	2,637,666	48,418
^,*,1 Dalradian Resources
	Inc.	45,625,000	46,633
^,*,1 Osisko Mining Inc.		9,404,193	24,355
*	Mountain Province
	Diamonds Inc.	4,935,352	20,860
*	Stillwater Mining Co.	998,299	16,971
	Lucara Diamond Corp.	6,088,724	13,757
			236,229
Silver (7.1%)
1	Hochschild Mining plc	26,649,649	83,056
^,*	First Majestic Silver
	Corp.	4,513,000	43,325
*	Fortuna Silver Mines
	Inc.	6,326,871	39,384
*	MAG Silver Corp.	893,159	12,698
^,*,1 Americas Silver Corp.
	(Toronto Shares)	2,369,444	8,048
*	Americas Silver Corp.
	Warrants Exp.
	06/09/2021	7,108,333	—
			186,511
Specialty Chemicals (0.9%)
	Johnson Matthey plc	554,463	22,743
Total Common Stocks
(Cost $2,166,051)			2,524,819
Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	1,999
Total Precious Metals
(Cost $1,213)			1,999

Temporary Cash Investment (6.2%)
Money Market Fund (6.2%)
[3,4] Vanguard Market Liquidity
Fund, 0.856%
(Cost $163,006)	1,629,942	163,010
Total Investments (103.0%)
(Cost $2,330,270)		2,689,828
Other Assets and Liabilities (-3.0%)
Other Assets		34,150
Liabilities [4]		(111,505)
		(77,355)
Net Assets (100%)
Applicable to 243,232,725 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,612,473
Net Asset Value Per Share		$10.74

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers [5]		2,034,346
Affiliated Vanguard Funds		163,010
Other Affiliated Issuers		492,472
Total Investments in Securities		2,689,828
Investment in Vanguard		164
Receivables for Investment Securities
Sold		28,639
Receivables for Accrued Income		471
Receivables for Capital Shares Issued		4,727
Other Assets		149
Total Assets		2,723,978
Liabilities
Payables for Investment Securities
Purchased		2,773
Collateral for Securities on Loan		97,720
Payables to Investment Advisor		1,000
Payables for Capital Shares Redeemed		3,572
Payables to Vanguard		6,331
Other Liabilities		109
Total Liabilities		111,505
Net Assets		2,612,473

14

Precious Metals and Mining Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,302,495
Overdistributed Net Investment Income	(143,537)
Accumulated Net Realized Losses	(1,906,030)
Unrealized Appreciation (Depreciation)
Investment Securities [5]	359,558
Foreign Currencies	(13)
Net Assets	2,612,473

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $88,757,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Restricted securities totaling $9,873,000, representing 0.4% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $97,720,000 of collateral received for securities on loan.
5 Includes precious metals.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends[1]	24,510
Interest	294
Securities Lending—Net	1,395
Total Income	26,199
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,372
Performance Adjustment	1,394
The Vanguard Group—Note C
Management and Administrative	4,924
Marketing and Distribution	469
Custodian Fees	101
Auditing Fees	32
Shareholders’ Reports	40
Trustees’ Fees and Expenses	6
Total Expenses	10,338
Net Investment Income	15,861
Realized Net Gain (Loss)
Investment Securities Sold	(289,061)
Foreign Currencies	(417)
Realized Net Gain (Loss)	(289,478)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,394,377
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	1,394,398
Net Increase (Decrease) in Net Assets Resulting from Operations	1,120,781
1 Dividends are net of foreign withholding taxes of $2,176,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,861	40,401
Realized Net Gain (Loss)	(289,478)	(134,435)
Change in Unrealized Appreciation (Depreciation)	1,394,398	(655,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,120,781	(749,363)
Distributions
Net Investment Income	(39,024)	(32,309)
Realized Capital Gain	—	—
Total Distributions	(39,024)	(32,309)
Capital Share Transactions
Issued	1,114,214	631,267
Issued in Lieu of Cash Distributions	36,059	29,970
Redeemed	(1,084,078)	(501,592)
Net Increase (Decrease) from Capital Share Transactions	66,195	159,645
Total Increase (Decrease)	1,147,952	(622,027)
Net Assets
Beginning of Period	1,464,521	2,086,548
End of Period[1]	2,612,473	1,464,521
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($143,537,000) and ($129,612,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$6.22	$9.59	$10.38	$15.46	$22.14
Investment Operations
Net Investment Income	. 066[1,2]	.175[1,3]	.130	.243[1]	. 292
Net Realized and Unrealized Gain (Loss)
on Investments	4.615	(3.397)	(.920)	(5.315)	(5.962)
Total from Investment Operations	4.681	(3.222)	(.790)	(5.072)	(5.670)
Distributions
Dividends from Net Investment Income	(.161)	(.148)	—	(.007)	(.710)
Distributions from Realized Capital Gains	—	—	—	—	(.300)
Return of Capital	—	—	—	(.001)	—
Total Distributions	(.161)	(.148)	—	(.008)	(1.010)
Net Asset Value, End of Period	$10.74	$6.22	$9.59	$10.38	$15.46

Total Return [4]	75.99%	-34.07%	-7.61%	-32.82%	-26.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,612	$1,465	$2,087	$2,302	$3,112
Ratio of Total Expenses to Average Net Assets[5]	0.43%	0.35%	0.29%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.65%[2]	2.22%[3]	1.33%	2.10%	1.62%
Portfolio Turnover Rate	29%	8%	62%	34%	30%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12% respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.06%, (0.02%), (0.08%), (0.09%), and (0.07%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain

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Precious Metals and Mining Fund

the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the S&P Global Custom Metals and Mining Index for the preceding three years. For the year ended January 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $1,394,000 (0.06%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $164,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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Precious Metals and Mining Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,088,783	436,036	—
Precious Metal	—	1,999	—
Temporary Cash Investments	163,010	—	—
Total	2,251,793	438,035	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2017, the fund realized net foreign currency losses of $417,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2017, the fund realized gains on the sale of passive foreign investment companies of $9,705,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at January 31, 2017, had unrealized appreciation of $138,223,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

For tax purposes, at January 31, 2017, the fund had $700,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,906,062,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $2,468,493,000. Net unrealized appreciation of investment securities for tax purposes was $221,335,000, consisting of unrealized gains of $432,277,000 on securities that had risen in value since their purchase and $210,942,000 in unrealized losses on securities that had fallen in value since their purchase.

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Precious Metals and Mining Fund

F. During the year ended January 31, 2017, the fund purchased $675,712,000 of investment securities and sold $672,253,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	111,872	82,312
Issued in Lieu of Cash Distributions	4,303	3,349
Redeemed	(108,532)	(67,553)
Net Increase (Decrease) in Shares Outstanding	7,643	18,108

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds			Jan. 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	1,818	1,144	—	—	—	2,373
Americas Silver Corp.	—	6,529	—	—	—	8,048
Dalradian Resources Inc.	11,725	17,516	—	—	—	46,633
Dominion Diamond Corp.	86,371	—	13,901	2,695	—	65,235
Hochschild Mining plc	34,217	—	69,211	576	—	83,056
Kaminak Gold Corp. Class A	15,418	4,225	20,931	—	—	NA2
Nevsun Resources Ltd.	102,912	—	6,249	4,971	—	113,348
Osisko Mining Inc.	—	18,059	—	—	—	24,355
Premier Gold Mines Ltd.	17,783	6,876	—	—	—	32,001
Roxgold Inc.	13,223	4,726	—	—	—	34,541
SEMAFO Inc.	39,824	24,984	—	—	—	82,882
Vanguard Market Liquidity Fund	73,121	NA3	NA [3]	292	—	163,010
Total	396,412			8,534	—	655,482

1 Includes net realized gain (loss) on affiliated investment securities sold of (127,288,000).
2 Not applicable—in July 2016, Kaminak Gold Corp. Class A merged into Goldcorp Inc. At January 31, 2017, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $36,757,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $19,487,000 and foreign taxes paid of $2,254,000. Shareholders received more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

For corporate shareholders, 36.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	75.99%	-11.86%	-3.83%
Returns After Taxes on Distributions	75.27	-12.24	-4.81
Returns After Taxes on Distributions and Sale of Fund Shares	43.48	-8.37	-2.14

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return	$1,000.00	$868.93	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.03	2.14

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032017

Annual Report | January 31, 2017

Vanguard Health Care Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2017, Vanguard Health Care Fund returned 2.71% for Investor Shares and 2.76% for Admiral Shares. The fund’s results trailed the return of the MSCI All Country World Health Care Index (+3.27%) and the average return of peer funds (+3.13%).

• Health care stocks were among the period’s weaker performers, as investor concerns about drug pricing took a toll on the sector.

• The fund was hurt by a sharp slide in certain pharmaceutical stocks, while strong returns from its health insurance holdings boosted results.

• For the ten years ended January 31, 2017, the Health Care Fund posted an average annual return of about 10%, well ahead of its comparative standards.

Total Returns: Fiscal Year Ended January 31, 2017
Total
Returns
Vanguard Health Care Fund
Investor Shares	2.71%
Admiral™ Shares	2.76
MSCI All Country World Health Care Index	3.27
Global Health/Biotechnology Funds Average	3.13
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Health Care Fund Investor Shares	10.22%
Spliced Health Care Index	7.74
Global Health/Biotechnology Funds Average	8.60
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.36%	0.31%	1.31%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratios were 0.37% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Health/Biotechnology Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

3

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

4

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

5

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

6

Advisor’s Report

For the fiscal year ended January 31, 2017, Vanguard Health Care Fund returned 2.71% for Investor Shares and 2.76% for Admiral Shares. It underperformed the 3.27% return of its benchmark, the MSCI All Country World Health Care Index, and the 3.13% average return of global health/ biotechnology funds.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

For the year, the medical technology subsector was the top performer for the benchmark. Health care services came in second, and biopharma mid-caps also posted positive returns. Biopharma small-and large-caps, on the other hand, declined.

Negative sentiment and, in a handful of instances, disappointing clinical trial results pushed biopharmaceuticals down during the period. The backlash over high drug prices took a toll on the sector, with small-cap biotech companies hit particularly hard. The uncertainty leading up to the U.S. election and the subsequent lack of clarity surrounding President Trump’s health care views drove volatility broadly across the health care sector.

Major Portfolio Changes
Year Ended January 31, 2017

Additions	Comments
Genmab A/S	Genmab, a mid-cap biopharmaceutical company headquartered in
Denmark, discovered a groundbreaking therapy for multiple myeloma.
The therapy is approved for late-stage cancers but is currently being tested in clinical trials for additional multiple myeloma regimens, as well as for use in combination with immuno-oncology agents for solid tumors. This drug is marketed by Johnson & Johnson and to a large degree will determine the growth of that company. We believe
Genmab is a more attractive way to play this growth.
Samsung BioLogics, Aspen Pharmacare,	All of these are biopharmaceutical companies located in emerging
Shanghai Fosun Pharmaceuticals, and	markets, and all were new purchases. After a long period of
Sino Biopharmaceutical	underperformance for emerging markets, and because of the
positive fundamentals of these companies, we initiated exposure to this growing part of the world.

Reductions	Comments
CVS Health	In the first half of the fiscal year, we eliminated CVS Health from the fund at what we believe was a fair valuation.

7

Our successes

Stock selection was strongest within three subsectors: biopharma mid-cap, biopharma small-cap, and medical technology. Underweighting large-cap biopharmaceuticals and overweighting health care services helped results, as did underweighting developed Europe outside of the United Kingdom.

Among our mid-cap biopharmaceutical holdings, Incyte stood out, returning about 74%. Positive phase 3 results for its rheumatoid arthritis drug baricitinib, along with clinical progress made on its promising immuno-oncology agent epacadostat, lifted the stock. Alkermes also performed well. In October, the company reported positive phase 3 data for its novel depression drug ALKS-5461—welcome news after the mixed data disclosed early in 2016. We own Alkermes for its underappreciated pipeline of drugs for central nervous system disorders, including depression, schizophrenia, and addiction. Our avoidance of certain stocks, including Valeant Pharmaceuticals, further boosted our relative results in the subsector.

In small-cap biopharmaceuticals, shares of Prothena surged on continued positive advancement for the company’s lead drug for AL amyloidosis. As with the mid-cap biopharmaceuticals, our decision to avoid certain stocks helped relative performance here.

In medical technology, our large position in Boston Scientific outperformed. The company consistently reported strong quarterly results across its portfolio during the year, and it also provided a long-term path to increased operating leverage.

Standout performer UnitedHealth Group helped the fund as well. The managed-care leader posted steady financial results throughout the period, and its December investor day showcased its best-in-class diversified benefits platform. In a health care world increasingly focused on lowering costs, improving transparency, and aligning incentives, UnitedHealth Group is well-positioned to thrive—and became even more so with the failure of competitive mergers. Our third-largest position, UnitedHealth Group remains a high-conviction holding.

Our shortfalls

Our stock selection was weak in the large-cap biopharmaceutical subsector. In addition, our underweighting of medical technology and our cash position (roughly 3% of assets) pulled down relative performance modestly.

Within large-cap biopharmaceuticals, relative results were most hindered by our positions in Allergan, Bristol-Myers Squibb, and Mylan, and our avoidance of Johnson & Johnson (a strong performer in the benchmark).

Allergan weakened when its proposed merger with Pfizer unraveled after the U.S. Treasury changed its inversion standards. Its stand-alone pipeline and growth prospects remain attractive, however,

8

and we continue to hold a large position. Bristol-Myers Squibb declined after the company announced that CheckMate -026 (a phase 3 clinical trial investigating the use of Opdivo as first-line monotherapy for lung cancer) did not meet its primary endpoint. We believe that trial design caused the negative outcome and that the results, while a competitive setback, do not affect the longer-term potential of the firm’s immuno-oncology franchise.

Mylan performed poorly in the wake of public scrutiny about its EpiPen pricing. We still find the firm attractive, however, because of its leading generics and biosimilars pipeline. We continue to hold the stock and look forward to some important approvals and launches in the coming year.

The fund’s positioning

We currently hold about 21% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings are primarily domiciled in Japan, the United Kingdom, Switzerland, Belgium, Israel, and Denmark, but many of our holdings operate globally. We believe this strategy provides diversification for the fund’s shareholders over the long term.

The portfolio consists of 75 companies across all subsectors of health care. This figure is down slightly from a year ago (when we held 79 names); the reduction reflects the consolidating that we did during a period of intense volatility. At the period’s close, the fund’s ten largest holdings represented a significant portion—about 45%—of its assets. The fund’s annualized turnover rate as of the end of January (about 12%) is within our normal range, but that rate may increase modestly when opportunities arise. We expect turnover to remain quite low.

Biopharmaceutical innovation, an aging population, and growth from developing markets make the health care sector an attractive longer-term investment. Offsetting these powerful tailwinds is the issue of the affordability of health care, which has raised the bar from both a regulatory and a reimbursement standpoint. Because of this, it’s more crucial than ever that we stay true to our disciplined investment process and seek companies dedicated to groundbreaking innovation or the provision of value—that is, high-quality health care at a lower cost. We believe that while some companies will clearly thrive in this environment, others will struggle to meet ever-increasing standards of performance. The likely result will be increased divergence in the performance of health care stocks—which will make for an attractive environment for dedicated health care investors.

Although the sector will continue to face an overhang from Washington politics in the near term, we still expect innovation to generate strong returns globally. We also expect that, despite calls for a full repeal of the Affordable Care Act, the United States will provide insurance for the population, albeit with different funding mechanisms than those in place over the last few years.

9

A core tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. Doing this should allow us to identify pockets of opportunity in the health care sector that are best positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong risk-adjusted returns.

As always, we thank you very much for your continued confidence and support as an investor in Vanguard Health Care Fund.

Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager

Wellington Management Company llp

February 17, 2017

10

Health Care Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.36%	0.31%
30-Day SEC Yield	1.11%	1.16%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	FA Index
Number of Stocks	76	170	3,825
Median Market Cap	$40.5B	$82.1B	$56.7B
Price/Earnings Ratio	26.6x	21.4x	24.1x
Price/Book Ratio	3.2x	3.5x	2.9x
Return on Equity	11.7%	18.1%	16.4%
Earnings Growth
Rate	4.2%	8.9%	8.5%
Dividend Yield	1.5%	2.1%	1.9%
Foreign Holdings	21.2%	39.5%	0.0%
Turnover Rate	12%	—	—
Short-Term Reserves	2.4%	—	—

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.91	0.56
Beta	1.04	0.93
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Allergan plc	Pharmaceuticals	6.3%
Bristol-Myers Squibb Co. Pharmaceuticals		6.1
UnitedHealth Group Inc.	Managed Health
	Care	5.7
Merck & Co. Inc.	Pharmaceuticals	4.9
Eli Lilly & Co.	Pharmaceuticals	4.9
AstraZeneca plc	Pharmaceuticals	4.2
Medtronic plc	Health Care
	Equipment	3.3
Incyte Corp.	Biotechnology	2.9
Regeneron
Pharmaceuticals Inc.	Biotechnology	2.8
Mylan NV	Pharmaceuticals	2.6
Top Ten		43.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.37% for Investor Shares and 0.32% for Admiral Shares.

11

Health Care Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	14.9%	17.5%
Consumer Staples	1.6	0.0
Health Care Distributors	3.8	2.5
Health Care Equipment	10.3	13.5
Health Care Facilities	3.9	1.6
Health Care Services	0.8	3.6
Health Care Supplies	0.4	1.9
Health Care Technology	3.1	0.5
Life Sciences Tools & Services	3.5	3.7
Managed Health Care	11.7	7.5
Pharmaceuticals	46.0	47.7

Market Diversification (% of equity exposure)

Europe
United Kingdom	5.1%
Switzerland	4.2
Belguim	1.9
Other	0.7
Subtotal	11.9%
Pacific
Japan	8.8%
Other	0.1
Subtotal	8.9%
Emerging Markets	0.2%
North America
United States	78.1%
Middle East	0.9%

12

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Health Care Fund Investor Shares	2.71%	16.84%	10.22%	$26,460
• • • • • • • •	Spliced Health Care Index	3.27	13.30	7.74	21,083
– – – –	Global Health/Biotechnology Funds Average	3.13	15.55	8.60	22,814

	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.72	13.91	7.18	20,012
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	2.76%	16.90%	10.28%	$133,038
Spliced Health Care Index	3.27	13.30	7.74	105,414
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	13.91	7.18	100,058

See Financial Highlights for dividend and capital gains information.

13

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-8.99%	16.78%	10.22%
Admiral Shares	11/12/2001	-8.94	16.84	10.29

14

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.5%)
United States (76.2%)
Biotechnology (13.9%)
*,1	Incyte Corp.	10,306,508	1,249,252
*	Regeneron
	Pharmaceuticals Inc.	3,425,550	1,230,766
*,1	Vertex
	Pharmaceuticals Inc.	13,230,341	1,136,089
*	Biogen Inc.	3,841,803	1,065,102
*,1	Alkermes plc	8,694,176	470,442
*,^,1Alnylam
	Pharmaceuticals Inc.	8,549,357	341,889
*,^,1Agios
	Pharmaceuticals Inc.	3,581,634	154,118
	Amgen Inc.	696,572	109,139
*,^	Ionis Pharmaceuticals Inc.	2,397,300	106,680
*,^,1 Prothena Corp. plc		2,150,294	105,278
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,533,887	65,197
			6,033,952
Food & Staples Retailing (1.5%)
	Walgreens Boots
	Alliance Inc.	8,048,160	659,466

Health Care Equipment & Supplies (9.5%)
	Medtronic plc	19,045,523	1,447,841
*	Boston Scientific Corp.	42,463,169	1,021,664
	Abbott Laboratories	17,608,199	735,495
	Stryker Corp.	1,654,500	204,380
	Becton Dickinson and Co.	992,573	175,973
	Baxter International Inc.	3,094,340	148,250
*	Hologic Inc.	3,538,200	143,403
*	Intuitive Surgical Inc.	186,869	129,442
	Dentsply Sirona Inc.	1,904,590	107,990
			4,114,438

Health Care Providers & Services (19.7%)
	UnitedHealth Group Inc.	15,327,374	2,484,567
	Cigna Corp.	7,804,631	1,141,193
	McKesson Corp.	8,157,400	1,135,102
*	HCA Holdings Inc.	12,087,883	970,415
	Aetna Inc.	5,828,889	691,365
	Universal Health Services
	Inc. Class B	4,527,240	509,903
	Cardinal Health Inc.	6,324,531	474,087
	Anthem Inc.	2,666,933	411,081
*	Envision Healthcare Corp.	4,723,860	321,223
*	WellCare Health Plans Inc.	1,061,400	154,476
*,^	Acadia Healthcare Co. Inc.	3,698,655	141,918
	Humana Inc.	215,600	42,797
*	Centene Corp.	668,300	42,283
*	LifePoint Health Inc.	341,100	20,244
*	Community Health
	Systems Inc. CVR	18,834,700	98
			8,540,752
Health Care Technology (3.1%)
*	Cerner Corp.	16,918,530	908,694
*,^,1athenahealth Inc.		2,294,365	289,067
*,1	Allscripts Healthcare
	Solutions Inc.	11,198,893	131,139
			1,328,900
Life Sciences Tools & Services (3.3%)
	Thermo Fisher Scientific
	Inc.	3,721,300	567,089
*	Illumina Inc.	2,948,379	472,035
*	Quintiles IMS Holdings
	Inc.	2,844,677	223,279
	Agilent Technologies Inc.	1,889,350	92,521
*	PAREXEL International
	Corp.	1,108,785	78,602
			1,433,526

15

Health Care Fund

			Market
			Value•
		Shares	($000)
Pharmaceuticals (25.2%)
*	Allergan plc	12,454,439	2,726,152
	Bristol-Myers Squibb
	Co.	53,574,317	2,633,714
	Merck & Co. Inc.	34,284,418	2,125,291
	Eli Lilly & Co.	27,339,210	2,105,939
*,1	Mylan NV	30,084,537	1,144,717
*,^,1Medicines Co.		5,564,220	200,590
			10,936,403
Total United States			33,047,437
International (21.3%)
Belgium (1.8%)
1	UCB SA	11,342,503	783,433

China (0.1%)
	Sino Biopharmaceutical
	Ltd.	31,970,000	25,093
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	7,193,000	23,863
			48,956
Denmark (0.7%)
*	Genmab A/S	811,958	157,244
*	H Lundbeck A/S	3,104,915	133,353
			290,597
Israel (0.8%)
	Teva Pharmaceutical
	Industries Ltd. ADR	11,039,400	369,047

Japan (8.6%)
1	Eisai Co. Ltd.	15,038,875	828,954
	Shionogi & Co. Ltd.	14,932,054	719,161
	Chugai Pharmaceutical
	Co. Ltd.	16,188,700	475,763
	Astellas Pharma Inc.	34,367,700	461,275
	Takeda Pharmaceutical
	Co. Ltd.	10,581,700	443,221
	Ono Pharmaceutical
	Co. Ltd.	18,388,760	377,269
	Olympus Corp.	5,944,700	205,653
	Kyowa Hakko Kirin
	Co. Ltd.	6,291,000	85,190
	Nippon Shinyaku Co. Ltd.	1,318,400	68,560
	Daiichi Sankyo Co. Ltd.	2,116,100	47,344
			3,712,390
South Africa (0.1%)
	Aspen Pharmacare Holdings
	Ltd.	1,140,383	26,090

South Korea (0.1%)
*	Samsung Biologics Co. Ltd.	241,834	33,504

Switzerland (4.1%)
Novartis AG	11,522,964	850,712
Roche Holding AG	2,994,934	709,645
Actelion Ltd.	478,519	124,938
Roche Holding AG (Bearer)	376,066	90,627
		1,775,922
United Kingdom (5.0%)
AstraZeneca plc	34,360,301	1,823,474
Hikma Pharmaceuticals
plc	7,155,385	164,812
Smith & Nephew plc	8,976,157	134,281
*,2 ConvaTec Group plc	14,905,700	46,017
		2,168,584
Total International		9,208,523
Total Common Stocks
(Cost $28,544,987)		42,255,960
Temporary Cash Investments (2.6%)
Money Market Fund (0.2%)
[3,4] Vanguard Market
Liquidity Fund, 0.856%	880,028	88,012

	Face
	Amount
	($000)
Repurchase Agreements (0.9%)
Bank of America Securities,
LLC 0.540%, 2/1/17 (Dated
1/31/17, Repurchase Value
$8,400,000, collateralized
by Government National
Mortgage Assn. 3.500%,
1/20/47, with a value of
$8,568,000)	8,400	8,400
Bank of Nova Scotia
0.540%, 2/1/17 (Dated
1/31/17, Repurchase
Value $104,802,000,
collateralized by U.S.
Treasury Note/Bond
0.875%–8.500%,
3/31/18–1/31/23, with
a value of $106,898,000)	104,800	104,800
Barclays Capital Inc.
0.530%, 2/1/17 (Dated
1/31/17, Repurchase
Value $36,801,000,
collateralized by U.S.
Treasury Note/Bond
6.250%, 8/15/23, with
a value of $37,536,000)	36,800	36,800

16

Health Care Fund

	Face	Market
	Amount	Value•
	($000)	($000)
BNP Paribas Securities Corp.
0.560%, 2/1/17 (Dated
1/31/17, Repurchase
Value $71,501,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.148%–4.000%,
11/1/35–11/1/46, Federal
National Mortgage Assn.
2.453%–6.000%,
5/1/21–1/1/47, and
Government National
Mortgage Assn.
2.000%–3.500%,
6/20/25–7/20/46, with
a value of $72,930,000)	71,500	71,500
HSBC Securities USA
0.520%, 2/1/17 (Dated
1/31/17, Repurchase
Value $81,501,000,
collateralized by Federal
National Mortgage Assn.
2.500%, 1/1/28, with a
value of $83,134,000)	81,500	81,500
RBC Capital Markets LLC
0.530%, 2/1/17 (Dated
1/31/17, Repurchase
Value $14,200,000,
collateralized by Federal
National Mortgage Assn.
2.356%–3.500%,
4/1/40–1/1/47, with
a value of $14,484,000)	14,200	14,200
Wells Fargo & Co. 0.550%,
2/1/17 (Dated 1/31/17,
Repurchase Value
$64,501,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.500%,
12/1/46, with a value of
$65,790,000)	64,500	64,500
		381,700

U.S. Government and Agency Obligations (1.0%)
5	Federal Home Loan
	Bank Discount Notes,
	0.521%, 2/22/17	125,000	124,962
5	Federal Home Loan
	Bank Discount Notes,
	0.531%, 4/17/17	125,000	124,859
5	Federal Home Loan
	Bank Discount Notes,
	0.547%, 4/21/17	125,000	124,851
5	Federal Home Loan
	Bank Discount Notes,
	0.551%, 4/26/17	50,000	49,937
			424,609
Commercial Paper (0.5%)
	GE Capital Treasury Services
	US LLC, 0.802%, 4/20/17	75,000	74,843
	GE Capital Treasury Services
	US LLC, 0.094%, 12/7/17	75,000	74,990
	Microsoft Corp., 0.862%,
	3/14/17	86,100	86,015
			235,848
Total Temporary Cash Investments
(Cost $1,130,146)			1,130,169
Total Investments (100.1%)
(Cost $29,675,133)			43,386,129
Other Assets and Liabilities (-0.1%)
Other Assets			210,381
Liabilities [4]			(244,973)
			(34,592)
Net Assets (100%)			43,351,537

17

Health Care Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	36,463,149
Affiliated Vanguard Funds	88,012
Other Affiliated Issuers	6,834,968
Total Investments in Securities	43,386,129
Investment in Vanguard	3,163
Receivables for Investment
Securities Sold	142,013
Receivables for Accrued Income	55,034
Receivables for Capital Shares Issued	9,571
Other Assets	600
Total Assets	43,596,510
Liabilities
Payables for Investment Securities
Purchased	29,978
Collateral for Securities on Loan	88,011
Payables to Investment Advisor	20,872
Payables for Capital Shares Redeemed	50,183
Payables to Vanguard	55,929
Total Liabilities	244,973
Net Assets	43,351,537

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	28,498,174
Overdistributed Net Investment Income	(107,645)
Accumulated Net Realized Gains	1,250,191
Unrealized Appreciation (Depreciation)
Investment Securities	13,710,996
Foreign Currencies	(179)
Net Assets	43,351,537

Investor Shares—Net Assets
Applicable to 50,748,578 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,636,233
Net Asset Value Per Share—
Investor Shares	$189.88

Admiral Shares—Net Assets
Applicable to 420,975,801 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,715,304
Net Asset Value Per Share—
Admiral Shares	$80.09

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $97,459,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $88,011,000 of collateral received for securities on loan. The fund received additional collateral of $12,147,000 on the next business day.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends[1]	624,067
Interest	5,579
Securities Lending—Net	2,275
Total Income	631,921
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,424
Performance Adjustment	17,703
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,611
Management and Administrative—Admiral Shares	47,491
Marketing and Distribution—Investor Shares	2,114
Marketing and Distribution—Admiral Shares	2,158
Custodian Fees	891
Auditing Fees	36
Shareholders’ Reports—Investor Shares	202
Shareholders’ Reports—Admiral Shares	111
Trustees’ Fees and Expenses	78
Total Expenses	155,819
Net Investment Income	476,102
Realized Net Gain (Loss)
Investment Securities Sold	3,505,847
Foreign Currencies	(3,793)
Realized Net Gain (Loss)	3,502,054
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,691,927)
Foreign Currencies	3,198
Change in Unrealized Appreciation (Depreciation)	(2,688,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,289,427
1 Dividends are net of foreign withholding taxes of $19,642,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	476,102	449,895
Realized Net Gain (Loss)	3,502,054	3,464,015
Change in Unrealized Appreciation (Depreciation)	(2,688,729)	(3,823,799)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,289,427	90,111
Distributions
Net Investment Income
Investor Shares	(91,432)	(137,657)
Admiral Shares	(337,537)	(466,453)
Realized Capital Gain[1]
Investor Shares	(710,003)	(811,843)
Admiral Shares	(2,437,191)	(2,604,058)
Total Distributions	(3,576,163)	(4,020,011)
Capital Share Transactions
Investor Shares	(780,048)	67,555
Admiral Shares	(1,103,458)	5,352,587
Net Increase (Decrease) from Capital Share Transactions	(1,883,506)	5,420,142
Total Increase (Decrease)	(4,170,242)	1,490,242
Net Assets
Beginning of Period	47,521,779	46,031,537
End of Period[2]	43,351,537	47,521,779
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $132,789,000 and $416,632,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($107,645,000) and ($120,376,000).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$200.67	$216.14	$191.63	$152.58	$131.96
Investment Operations
Net Investment Income	2.039	1.934	2.941	2.350	2.777
Net Realized and Unrealized Gain (Loss)
on Investments	2.951	.566	49.127	53.058	22.791
Total from Investment Operations	4.990	2.500	52.068	55.408	25.568
Distributions
Dividends from Net Investment Income	(1.854)	(2.611)	(2.115)	(2.357)	(2.757)
Distributions from Realized Capital Gains	(13.926)	(15.359)	(25.443)	(14.001)	(2.191)
Total Distributions	(15.780)	(17.970)	(27.558)	(16.358)	(4.948)
Net Asset Value, End of Period	$189.88	$200.67	$216.14	$191.63	$152.58

Total Return[1]	2.71%	0.49%	28.15%	37.66%	19.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,636	$10,916	$11,660	$9,905	$8,681
Ratio of Total Expenses to Average Net Assets[2]	0.37%	0.36%	0.34%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.98%	0.84%	1.44%	1.33%	1.94%
Portfolio Turnover Rate	12%	18%	20%	21%	8%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2017 and 0.02% for fiscal 2016.
Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$84.64	$91.17	$80.84	$64.37	$55.68
Investment Operations
Net Investment Income	.908	.868	1.290	1.040	1.211
Net Realized and Unrealized Gain (Loss)
on Investments	1.244	.236	20.715	22.378	9.605
Total from Investment Operations	2.152	1.104	22.005	23.418	10.816
Distributions
Dividends from Net Investment Income	(.828)	(1.155)	(.942)	(1.042)	(1.201)
Distributions from Realized Capital Gains	(5.874)	(6.479)	(10.733)	(5.906)	(.925)
Total Distributions	(6.702)	(7.634)	(11.675)	(6.948)	(2.126)
Net Asset Value, End of Period	$80.09	$84.64	$91.17	$80.84	$64.37

Total Return[1]	2.76%	0.54%	28.20%	37.74%	19.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,715	$36,606	$34,371	$24,821	$16,002
Ratio of Total Expenses to Average Net Assets[2]	0.32%	0.31%	0.29%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.03%	0.89%	1.49%	1.38%	1.99%
Portfolio Turnover Rate	12%	18%	20%	21%	8%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2017 and 0.02% for fiscal 2016.
Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

23

Health Care Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

Health Care Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index since April 30, 2014. For the year ended January 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $17,703,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $3,163,000, representing 0.01% of the fund’s net assets and 1.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	33,047,437	—	—
Common Stocks—International	369,047	8,839,476	—
Temporary Cash Investments	88,012	1,042,157	—
Total	33,504,496	9,881,633	—

25

Health Care Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $30,609,000 from overdistributed net investment income, and $224,984,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $24,288,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2017, the fund had $164,396,000 of ordinary income and $1,099,888,000 of long-term capital gains available for distribution.

At January 31, 2017, the cost of investment securities for tax purposes was $29,744,138,000. Net unrealized appreciation of investment securities for tax purposes was $13,641,991,000, consisting of unrealized gains of $15,270,899,000 on securities that had risen in value since their purchase and $1,628,908,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $5,532,491,000 of investment securities and sold $10,122,104,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,313,938	6,581	2,981,987	13,073
Issued in Lieu of Cash Distributions	760,856	4,044	905,320	4,073
Redeemed	(2,854,842)	(14,276)	(3,819,752)	(16,695)
Net Increase (Decrease)—Investor Shares	(780,048)	(3,651)	67,555	451
Admiral Shares
Issued	2,173,067	25,669	5,917,072	61,196
Issued in Lieu of Cash Distributions	2,517,721	31,739	2,816,045	30,054
Redeemed	(5,794,246)	(68,911)	(3,380,530)	(35,758)
Net Increase (Decrease)—Admiral Shares	(1,103,458)	(11,503)	5,352,587	55,492

26

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds			Jan. 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Agios Pharmaceuticals Inc.	107,433	39,639	—	—	—	154,118
Alkermes plc	260,756	19,123	—	—	—	470,442
Allscripts Healthcare
Solutions Inc.	154,321	—	—	—	—	131,139
Alnylam Pharmaceuticals Inc.	583,564	4,384	—	—	—	341,889
athenahealth Inc.	NA2	45,236	—	—	—	289,067
Cerner Corp.	NA3	34,061	11,460	—	—	NA3
Eisai Co. Ltd.	NA2	121,688	—	17,099	—	828,954
Envision Healthcare Corp.	NA3,4	84,462	—	—	—	NA3,4
Incyte Corp.	953,139	177,331	611,053	—	—	1,249,252
Medicines Co.	192,299	—	—	—	—	200,590
Mylan NV	NA [2]	243,180	7,248	—	—	1,144,717
Prothena Corp. plc	NA2	17,203	—	—	—	105,278
UCB SA	914,626	46,090	—	11,453	—	783,433
Vanguard Market
Liquidity Fund	12,794	NA [5]	NA5	—	—	88,012
Vertex Pharmaceuticals Inc.	NA2	152,751	—	—	—	1,136,089
Total	3,178,932			28,552	—	6,922,980

1 Includes net realized gain (loss) on affiliated investment securities sold of $151,973,000.
2 Not applicable—at January 31, 2016, the issuer was not an affiliated company of the fund.
3 Not applicable—at January 31, 2016, and January 31, 2017, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
4 Not applicable—in December 2016, Envision Healthcare Corp. merged with Envision Healthcare Holdings Inc. and AmSurg.
5 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,219,831,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $561,757,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 46.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.71%	16.84%	10.22%
Returns After Taxes on Distributions	0.76	14.61	8.63
Returns After Taxes on Distributions and Sale of Fund Shares	3.06	13.41	8.17

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$925.31	$1.79
Admiral Shares	1,000.00	925.59	1.55
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.28	$1.88
Admiral Shares	1,000.00	1,023.53	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032017

Annual Report | January 31, 2017

Vanguard REIT Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2017, Vanguard REIT Index Fund returned 12.07% for Investor Shares. Returns for ETF, Admiral, and Institutional Shares were a bit higher. The results were in line with the fund’s benchmark index and exceeded that of its peer group.

• Small-capitalization stocks outperformed large- and mid-cap stocks in the broad U.S. market, while value stocks outpaced growth.

• Real estate investment trusts (REITs) underperformed the broad market. After a strong six-month advance, REITs gave back much of those gains in the second half of the period but still generated double-digit returns.

• The largest contributor to the fund’s return was office REITs (+23%). Hotel and resort REITs (+35%) posted the highest nominal return. Industrial REITs (+29%) and diversified REITs (+23%) also did well. The largest subsector, retail REITs, returned only 1% as online shopping’s growth continued to hurt brick-and-mortar stores.

Total Returns: Fiscal Year Ended January 31, 2017
Total
Returns
Vanguard REIT Index Fund
Investor Shares	12.07%
ETF Shares
Market Price	12.29
Net Asset Value	12.25
Admiral™ Shares	12.23
Institutional Shares	12.23
MSCI US REIT Index	12.34
Real Estate Funds Average	11.15
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE
Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
REIT Index Fund Investor Shares	4.23%
REIT Spliced Index	4.34
Real Estate Funds Average	3.23
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.10%	1.28%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral
Shares, and 0.10% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters
Company, and captures information through year-end 2016.

Peer group: Real Estate Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

REIT Index Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund	REIT Index	Index
Number of Stocks	157	155	3,825
Median Market Cap	$10.0B	$10.0B	$56.7B
Price/Earnings Ratio	28.1x	28.1x	24.1x
Price/Book Ratio	2.3x	2.3x	2.9x
Return on Equity	8.6%	8.6%	16.4%
Earnings Growth
Rate	16.6%	16.6%	8.5%
Dividend Yield	3.9%	3.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.1%	—	—
Dividend Yield: This yield may include some payments that
represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.8%	7.7%
Health Care REITs	11.9	11.9
Hotel & Resort REITs	6.3	6.4
Industrial REITs	6.0	6.0
Office REITs	13.7	13.7
Residential REITs	15.5	15.4
Retail REITs	22.4	22.4
Specialized REITs	16.4	16.5

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.23
Beta	1.00	0.66
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	7.1%
Public Storage	Specialized REITs	3.9
Equinix Inc.	Specialized REITs	3.4
Prologis Inc.	Industrial REITs	3.2
AvalonBay Communities
Inc.	Residential REITs	2.9
Welltower Inc.	Health Care REITs	2.9
Equity Residential	Residential REITs	2.7
Ventas Inc.	Health Care REITs	2.7
Boston Properties Inc.	Office REITs	2.5
Vornado Realty Trust	Office REITs	2.2
Top Ten		33.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for
Institutional Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	REIT Index Fund Investor Shares	12.07%	10.22%	4.23%	$15,136
• • • • • • • •	REIT Spliced Index	12.34	10.47	4.34	15,287
– – – –	Real Estate Average Funds	11.15	9.37	3.23	13,745
	Dow Jones U.S. Total Stock Market Float Adjusted Index	21.72	13.91	7.18	20,012
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund
ETF Shares Net Asset Value	12.25%	10.37%	4.36%	$15,327
REIT Spliced Index	12.34	10.47	4.34	15,287
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	13.91	7.18	20,012

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	12.23%	10.38%	4.37%	$15,335
REIT Spliced Index	12.34	10.47	4.34	15,287
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	13.91	7.18	20,012

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

REIT Index Fund Institutional Shares	12.23%	10.39%	4.39%	$7,686,400

REIT Spliced Index	12.34	10.47	4.34	7,643,419
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	13.91	7.18	10,005,815

Cumulative Returns of ETF Shares: January 31, 2007, Through January 31, 2017
	One	Five	Ten
	Year	Years	Years
REIT Index Fund ETF Shares Market Price	12.29%	63.74%	53.18%
REIT Index Fund ETF Shares Net Asset Value	12.25	63.78	53.27
REIT Spliced Index	12.34	64.50	52.87

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017

For a benchmark description, see the Glossary.

REIT Index Fund

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	8.34%	11.62%	5.09%
ETF Shares	9/23/2004
Market Price		8.53	11.78	5.24
Net Asset Value		8.53	11.77	5.23
Admiral Shares	11/12/2001	8.50	11.78	5.23
Institutional Shares	12/2/2003	8.51	11.79	5.26

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts (REITs) (99.9%)[1]
Diversified REITs (7.8%)
2	VEREIT Inc.	72,289,565	616,630
2	Colony NorthStar Inc.
	Class A	40,222,989	559,904
2	WP Carey Inc.	7,687,554	476,167
2	Liberty Property Trust	11,230,504	431,139
	Forest City Realty Trust
	Inc. Class A	18,488,094	418,571
2	Spirit Realty Capital Inc.	36,712,453	386,215
2	Gramercy Property Trust	10,765,047	283,551
2	STORE Capital Corp.	11,732,756	277,597
	Empire State Realty
	Trust Inc.	9,431,575	193,253
2	Washington REIT	5,636,641	177,272
2	Lexington Realty Trust	16,327,217	175,028
2	PS Business Parks Inc.	1,554,983	174,220
2	Select Income REIT	5,131,136	128,330
2	American Assets Trust
	Inc.	2,606,578	111,901
2	Global Net Lease Inc.	12,956,356	100,412
*,2	iStar Inc.	5,475,519	61,435
^,2	Investors Real Estate
	Trust	9,287,000	59,808
2	First Potomac Realty
	Trust	4,483,899	45,915
2	Gladstone Commercial
	Corp.	1,816,336	35,673
2	Armada Hoffler Properties
	Inc.	2,578,964	35,538
2	Whitestone REIT	2,208,573	30,721
2	RAIT Financial Trust	7,129,494	24,668
2	One Liberty Properties
	Inc.	1,003,030	23,230
2	Winthrop Realty Trust	1,892,511	15,172
			4,842,350

Health Care REITs (11.9%)
2	Welltower Inc.	27,392,284	1,816,108
2	Ventas Inc.	26,889,899	1,658,300
2	HCP Inc.	34,864,464	1,057,091
^,2	Omega Healthcare
	Investors Inc.	14,804,652	474,785
2	Senior Housing
	Properties Trust	18,176,957	346,271
2	Healthcare Trust of
	America Inc. Class A	10,559,130	306,954
2	Medical Properties Trust
	Inc.	23,139,997	295,035
2	Healthcare Realty Trust
	Inc.	8,867,414	267,885
2	National Health
	Investors Inc.	2,998,439	221,854
2	Physicians Realty Trust	10,301,324	191,090
2	Care Capital Properties
	Inc.	6,429,654	158,877
2	LTC Properties Inc.	2,921,423	136,343
*,2	Quality Care Properties
	Inc.	7,152,080	132,027
2	Sabra Health Care REIT
	Inc.	4,995,619	126,889
2	CareTrust REIT Inc.	4,745,906	71,948
2	Universal Health Realty
	Income Trust	993,967	61,745
2	New Senior Investment
	Group Inc.	5,717,510	57,232
			7,380,434
Hotel & Resort REITs (6.3%)
2	Host Hotels & Resorts
	Inc.	56,824,272	1,026,815
2	Hospitality Properties
	Trust	12,441,630	387,308
2	LaSalle Hotel Properties	8,653,754	261,084

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Apple Hospitality REIT
	Inc.	12,700,261	254,259
	Park Hotels & Resorts
	Inc.	9,093,148	246,788
2	Sunstone Hotel
	Investors Inc.	16,577,952	244,027
2	RLJ Lodging Trust	9,516,923	220,888
2	Ryman Hospitality
	Properties Inc.	3,514,411	215,012
2	DiamondRock Hospitality
	Co.	15,377,736	173,307
2	Pebblebrook Hotel Trust	5,271,809	157,680
2	Xenia Hotels & Resorts
	Inc.	8,101,934	148,670
2	Chesapeake Lodging
	Trust	4,600,210	117,765
^,2	MGM Growth Properties
	LLC Class A	4,410,793	113,887
2	Summit Hotel Properties
	Inc.	6,697,464	106,021
2	FelCor Lodging Trust Inc.	9,729,677	74,918
2	Hersha Hospitality Trust
	Class A	3,267,620	65,320
2	Chatham Lodging Trust	2,953,492	59,483
2	Ashford Hospitality Trust
	Inc.	7,414,853	56,353
2	Ashford Hospitality Prime
	Inc.	1,783,636	23,972
			3,953,557
Industrial REITs (6.0%)
2	Prologis Inc.	40,329,139	1,970,078
2	Duke Realty Corp.	26,844,504	653,127
2	DCT Industrial Trust Inc.	6,900,551	308,386
2	First Industrial Realty
	Trust Inc.	8,946,718	231,273
2	EastGroup Properties Inc.	2,517,345	178,153
2	STAG Industrial Inc.	5,464,783	126,455
2	Rexford Industrial
	Realty Inc.	5,053,688	114,769
2	Terreno Realty Corp.	3,534,487	96,103
2	Monmouth Real Estate
	Investment Corp.	4,691,253	68,492
			3,746,836
Office REITs (13.7%)
2	Boston Properties Inc.	11,762,619	1,539,727
2	Vornado Realty Trust	13,002,557	1,382,302
2	SL Green Realty Corp.	7,677,798	836,650
2	Alexandria Real Estate
	Equities Inc.	5,967,635	661,333
2	Kilroy Realty Corp.	7,060,668	528,491
2	Douglas Emmett Inc.	10,981,471	415,539

2	Hudson Pacific
	Properties Inc.	11,185,475	396,078
2	Highwoods Properties
	Inc.	7,547,377	388,011
*,2	Equity Commonwealth	9,129,867	281,565
2	Piedmont Office Realty
	Trust Inc. Class A	11,114,958	241,417
2	Corporate Office
	Properties Trust	7,253,859	230,818
2	Paramount Group Inc.	13,439,457	224,304
2	Cousins Properties Inc.	25,581,670	217,444
2	Brandywine Realty Trust	13,407,277	215,857
2	Columbia Property Trust
	Inc.	8,978,303	199,767
2	Mack-Cali Realty Corp.	6,519,659	182,681
2	New York REIT Inc.	12,702,113	126,386
^,2	Government Properties
	Income Trust	5,459,400	105,148
2	Franklin Street
	Properties Corp.	7,743,946	98,735
*,2	Parkway Inc.	3,379,376	71,947
2	Tier REIT Inc.	3,658,845	66,627
2	NorthStar Realty Europe
	Corp.	4,658,939	55,954
2	Easterly Government
	Properties Inc.	2,709,831	53,384
			8,520,165
Residential REITs (15.5%)
2	AvalonBay Communities
	Inc.	10,509,083	1,821,329
2	Equity Residential	27,977,107	1,700,169
2	Essex Property Trust Inc.	5,012,503	1,124,304
2	Mid-America Apartment
	Communities Inc.	8,689,077	825,028
2	UDR Inc.	20,438,696	714,332
2	Camden Property Trust	6,689,922	559,077
2	Apartment Investment
	& Management Co.
	Class A	11,957,696	526,976
2	American Campus
	Communities Inc.	9,985,071	485,474
2	Equity LifeStyle
	Properties Inc.	6,201,610	458,547
2	Sun Communities Inc.	5,265,111	414,680
2	American Homes 4
	Rent Class A	16,376,355	364,865
^,2	Education Realty
	Trust Inc.	5,591,808	224,847
	Colony Starwood Homes	5,051,368	158,866
2	Monogram Residential
	Trust Inc.	12,127,667	123,338

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Independence Realty
	Trust Inc.	5,031,936	46,445
2	Silver Bay Realty Trust
	Corp.	2,593,320	43,697
2	NexPoint Residential
	Trust Inc.	1,306,136	30,185
			9,622,159
Retail REITs (22.4%)
2	Simon Property Group
	Inc.	24,048,466	4,419,387
2	Realty Income Corp.	19,789,144	1,180,027
	GGP Inc.	44,012,503	1,093,271
2	Kimco Realty Corp.	32,147,831	800,160
2	Federal Realty
	Investment Trust	5,466,465	767,656
2	Macerich Co.	9,343,342	641,794
2	Brixmor Property Group
	Inc.	23,290,108	561,990
2	Regency Centers Corp.	7,996,962	557,628
2	National Retail
	Properties Inc.	11,259,810	490,928
2	DDR Corp.	23,800,797	361,296
2	Weingarten Realty
	Investors	9,295,434	331,196
2	Taubman Centers Inc.	4,622,957	327,490
2	Retail Properties of
	America Inc.	18,168,821	271,987
2	Tanger Factory Outlet
	Centers Inc.	7,353,347	251,411
	Equity One Inc.	7,153,968	223,132
2	Urban Edge Properties	7,612,973	212,935
2	Acadia Realty Trust	6,184,500	196,914
2	Retail Opportunity
	Investments Corp.	8,335,319	176,709
2	Kite Realty Group Trust	6,385,474	153,379
2	Washington Prime
	Group Inc.	14,082,727	135,898
2	CBL & Associates
	Properties Inc.	12,421,164	134,770
2	Ramco-Gershenson
	Properties Trust	6,076,325	98,801
2	Pennsylvania REIT	5,334,737	95,545
2	Agree Realty Corp.	1,984,576	93,077
	Alexander’s Inc.	176,182	74,491
^,2	Seritage Growth
	Properties Class A	1,716,133	70,018
	Saul Centers Inc.	989,470	62,821
2	Getty Realty Corp.	2,080,656	53,660
	Urstadt Biddle Properties
	Inc. Class A	2,171,855	48,758
2	Cedar Realty Trust Inc.	6,327,564	38,029
	Urstadt Biddle Properties
	Inc.	58,856	1,050
			13,926,208

Specialized REITs (16.3%)
2	Public Storage	11,280,265	2,425,257
2	Equinix Inc.	5,439,532	2,094,111
2	Digital Realty Trust Inc.	12,193,747	1,312,413
2	Extra Space Storage Inc.	9,627,034	693,628
2	Iron Mountain Inc.	19,139,861	685,207
2	Gaming and Leisure
	Properties Inc.	14,288,615	451,949
2	EPR Properties	4,869,951	360,230
2	CubeSmart	13,722,865	344,856
2	Life Storage Inc.	3,494,591	284,634
2	DuPont Fabros
	Technology Inc.	5,782,381	274,547
2	CoreCivic Inc.	8,625,464	250,483
2	GEO Group Inc.	5,740,623	238,351
2	CoreSite Realty Corp.	2,596,561	223,642
	CyrusOne Inc.	3,951,505	190,305
2	QTS Realty Trust Inc.
	Class A	3,652,191	184,034
2	Four Corners Property
	Trust Inc.	4,362,127	95,138
2	National Storage
	Affiliates Trust	3,252,635	72,371
			10,181,156
Total Equity Real Estate
Investment Trusts (REITs)
(Cost $54,308,011)			62,172,865
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.856%	1,492,705	149,286

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill,
	0.577%, 5/25/17	3,000	2,995
Total Temporary Cash Investments
(Cost $152,280)			152,281
Total Investments (100.1%)
(Cost $54,460,291)			62,325,146
Other Assets and Liabilities (-0.1%)
Other Assets			136,686
Liabilities [3]			(195,481)
			(58,795)
Net Assets (100%)			62,266,351

REIT Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,714,299
Other Affiliated Issuers	59,610,847
Total Investments in Securities	62,325,146
Investment in Vanguard	4,523
Receivables for Investment
Securities Sold	32
Receivables for Accrued Income	81,160
Receivables for Capital Shares Issued	38,772
Other Assets	12,199
Total Assets	62,461,832
Liabilities
Payables for Investment Securities
Purchased	32,509
Collateral for Securities on Loan	102,325
Payables for Capital Shares Redeemed	27,852
Payables to Vanguard	31,766
Other Liabilities	1,029
Total Liabilities	195,481
Net Assets	62,266,351

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	54,314,660
Undistributed Net Investment Income	87,705
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)
Investment Securities	7,864,855
Swap Contracts	(869)
Net Assets	62,266,351

Amount
($000)
Investor Shares—Net Assets
Applicable to 95,067,371 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,603,181
Net Asset Value Per Share—
Investor Shares	$27.38

ETF Shares—Net Assets
Applicable to 406,705,094 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,526,633
Net Asset Value Per Share—
ETF Shares	$82.43

Admiral Shares—Net Assets
Applicable to 156,955,479 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,337,328
Net Asset Value Per Share—
Admiral Shares	$116.83

Institutional Shares—Net Assets
Applicable to 431,313,369 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,799,209
Net Asset Value Per Share—
Institutional Shares	$18.08

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $99,480,000.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Includes $102,325,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Securities with a value of $429,000 have been segregated as collateral for open swap contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends	1,710,147
Interest	223
Securities Lending—Net	968
Total Income	1,711,338
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,390
Management and Administrative—Investor Shares	6,192
Management and Administrative—ETF Shares	32,213
Management and Administrative—Admiral Shares	17,364
Management and Administrative—Institutional Shares	6,524
Marketing and Distribution—Investor Shares	599
Marketing and Distribution—ETF Shares	2,077
Marketing and Distribution—Admiral Shares	1,614
Marketing and Distribution—Institutional Shares	200
Custodian Fees	702
Auditing Fees	40
Shareholders’ Reports—Investor Shares	59
Shareholders’ Reports—ETF Shares	956
Shareholders’ Reports—Admiral Shares	142
Shareholders’ Reports—Institutional Shares	70
Trustees’ Fees and Expenses	45
Total Expenses	74,187
Net Investment Income	1,637,151
Realized Net Gain (Loss)
Capital Gain Distributions Received	700,561
Investment Securities Sold	1,651,647
Futures Contracts	701
Swap Contracts	20,759
Realized Net Gain (Loss)	2,373,668
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,175,377
Swap Contracts	2,011
Change in Unrealized Appreciation (Depreciation)	2,177,388
Net Increase (Decrease) in Net Assets Resulting from Operations	6,188,207

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,637,151	1,425,510
Realized Net Gain (Loss)	2,373,668	2,873,988
Change in Unrealized Appreciation (Depreciation)	2,177,388	(8,494,863)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,188,207	(4,195,365)
Distributions
Net Investment Income
Investor Shares	(73,006)	(72,647)
ETF Shares	(913,086)	(728,106)
Admiral Shares	(491,479)	(407,189)
Institutional Shares	(213,737)	(184,580)
Realized Capital Gain
Investor Shares	(18,164)	—
ETF Shares	(218,412)	—
Admiral Shares	(117,607)	—
Institutional Shares	(50,930)	—
Return of Capital
Investor Shares	(33,133)	(31,917)
ETF Shares	(411,208)	(319,892)
Admiral Shares	(221,353)	(178,898)
Institutional Shares	(96,185)	(81,095)
Total Distributions	(2,858,300)	(2,004,324)
Capital Share Transactions
Investor Shares	(198,893)	(257,705)
ETF Shares	4,811,962	836,661
Admiral Shares	2,316,263	1,058,869
Institutional Shares	564,537	773,129
Net Increase (Decrease) from Capital Share Transactions	7,493,869	2,410,954
Total Increase (Decrease)	10,823,776	(3,788,735)
Net Assets
Beginning of Period	51,442,575	55,231,310
End of Period[1]	62,266,351	51,442,575
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $87,705,000 and $71,700,000.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.59	$28.73	$22.37	$22.66	$20.50
Investment Operations
Net Investment Income	.746	.711	. 645	. 579	. 514
Net Realized and Unrealized Gain (Loss)
on Investments	2.324	(2.851)	6.650	.025	2.393
Total from Investment Operations	3.070	(2.140)	7.295	.604	2.907
Distributions
Dividends from Net Investment Income	(.752)	(. 695)	(. 624)	(. 626)	(. 514)
Distributions from Realized Capital Gains	(.187)	—	—	—	—
Return of Capital	(. 341)	(. 305)	(. 311)	(. 268)	(. 233)
Total Distributions	(1.280)	(1.000)	(.935)	(.894)	(.747)
Net Asset Value, End of Period	$27.38	$25.59	$28.73	$22.37	$22.66

Total Return[1]	12.07%	-7.44%	33.29%	2.78%	14.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,603	$2,621	$3,231	$2,482	$2,817
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.66%	2.56%	2.51%	2.39%
Portfolio Turnover Rate[2]	7%	11%	8%	11%	9%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$77.05	$86.49	$67.36	$68.24	$61.72
Investment Operations
Net Investment Income	2.334	2.217	2.011	1.814	1.613
Net Realized and Unrealized Gain (Loss)
on Investments	7.022	(8.533)	20.038	.097	7.250
Total from Investment Operations	9.356	(6.316)	22.049	1.911	8.863
Distributions
Dividends from Net Investment Income	(2.353)	(2.170)	(1.947)	(1.955)	(1.612)
Distributions from Realized Capital Gains	(.563)	—	—	—	—
Return of Capital	(1.060)	(. 954)	(. 972)	(. 836)	(.731)
Total Distributions	(3.976)	(3.124)	(2.919)	(2.791)	(2.343)
Net Asset Value, End of Period	$82.43	$77.05	$86.49	$67.36	$68.24

Total Return	12.25%	-7.31%	33.41%	2.93%	14.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,527	$27,007	$29,487	$18,528	$16,983
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.80%	2.70%	2.65%	2.53%
Portfolio Turnover Rate[1]	7%	11%	8%	11%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$109.19	$122.58	$95.46	$96.70	$87.47
Investment Operations
Net Investment Income	3.306	3.142	2.852	2.569	2.285
Net Realized and Unrealized Gain (Loss)
on Investments	9.966	(12.105)	28.403	.148	10.263
Total from Investment Operations	13.272	(8.963)	31.255	2.717	12.548
Distributions
Dividends from Net Investment Income	(3.333)	(3.076)	(2.758)	(2.772)	(2.283)
Distributions from Realized Capital Gains	(.798)	—	—	—	—
Return of Capital	(1.501)	(1.351)	(1.377)	(1.185)	(1.035)
Total Distributions	(5.632)	(4.427)	(4.135)	(3.957)	(3.318)
Net Asset Value, End of Period	$116.83	$109.19	$122.58	$95.46	$96.70

Total Return[1]	12.23%	-7.30%	33.46%	2.94%	14.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,337	$15,029	$15,725	$7,987	$7,399
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.80%	2.70%	2.65%	2.53%
Portfolio Turnover Rate[2]	7%	11%	8%	11%	9%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.90	$18.97	$14.78	$14.97	$13.54
Investment Operations
Net Investment Income	.515	.489	.444	.400	. 356
Net Realized and Unrealized Gain (Loss)
on Investments	1.540	(1.870)	4.390	.025	1.590
Total from Investment Operations	2.055	(1.381)	4.834	.425	1.946
Distributions
Dividends from Net Investment Income	(. 519)	(. 479)	(. 430)	(. 431)	(. 355)
Distributions from Realized Capital Gains	(.123)	—	—	—	—
Return of Capital	(. 233)	(. 210)	(. 214)	(.184)	(.161)
Total Distributions	(. 875)	(. 689)	(. 644)	(. 615)	(. 516)
Net Asset Value, End of Period	$18.08	$16.90	$18.97	$14.78	$14.97

Total Return[1]	12.23%	-7.27%	33.43%	2.97%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,799	$6,785	$6,788	$3,922	$3,185
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.82%	2.72%	2.67%	2.55%
Portfolio Turnover Rate[2]	7%	11%	8%	11%	9%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

REIT Index Fund

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at January 31, 2017.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2017, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

REIT Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt

REIT Index Fund

securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $4,523,000, representing 0.01% of the fund’s net assets and 1.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	62,157,693	—	15,172
Temporary Cash Investments	149,286	2,995	—
Swap Contracts—Liabilities	—	(869)	—
Total	62,306,979	2,126	15,172

REIT Index Fund

D. At January 31, 2017, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
CyrusOne Inc.	3/1/17	GSCM	87,534	(0.777%)	(869)
GSCM—Goldman Sachs Capital Management.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2017, the fund realized $1,885,392,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains of $20,759,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income. The fund has reclassified $49,403,000 from paid-in capital to undistributed net investment income, representing utilized capital loss carryforwards that are required to be included in distributable net income for tax purposes.

For tax purposes, at January 31, 2017, the fund had no ordinary income available for distribution. The fund used capital loss carryforwards of $62,404,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

At January 31, 2017, the cost of investment securities for tax purposes was $54,460,291,000. Net unrealized appreciation of investment securities for tax purposes was $7,864,855,000, consisting of unrealized gains of $9,316,150,000 on securities that had risen in value since their purchase and $1,451,295,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $16,519,137,000 of investment securities and sold $9,072,459,000 of investment securities, other than temporary cash investments. Purchases and sales include $8,249,986,000 and $5,038,238,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

REIT Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	565,677	20,200	559,943	20,973
Issued in Lieu of Cash Distributions	117,019	4,262	98,734	3,809
Redeemed	(881,589)	(31,830)	(916,382)	(34,822)
Net Increase (Decrease)—Investor Shares	(198,893)	(7,368)	(257,705)	(10,040)
ETF Shares
Issued	9,698,505	115,071	8,300,504	104,710
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,886,543)	(58,900)	(7,463,843)	(95,100)
Net Increase (Decrease)—ETF Shares	4,811,962	56,171	836,661	9,610
Admiral Shares
Issued	4,651,310	39,078	3,269,367	28,897
Issued in Lieu of Cash Distributions	737,270	6,295	524,621	4,749
Redeemed	(3,072,317)	(26,057)	(2,735,119)	(24,294)
Net Increase (Decrease)—Admiral Shares	2,316,263	19,316	1,058,869	9,352
Institutional Shares
Issued	1,775,348	96,049	1,828,326	104,466
Issued in Lieu of Cash Distributions	334,740	18,463	244,166	14,282
Redeemed	(1,545,551)	(84,706)	(1,299,363)	(75,011)
Net Increase (Decrease)—Institutional Shares	564,537	29,806	773,129	43,737

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	January 31,		Proceeds			January 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	170,801	68,569	26,419	4,385	2,257	196,914
Agree Realty Corp.	52,050	35,489	10,057	2,709	—	93,077
Alexandria Real Estate Equities
Inc.	416,568	147,811	74,282	5,226	5,330	661,333
American Assets Trust Inc.	91,654	20,824	14,216	2,585	—	111,900

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			January 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
American Campus Communities
Inc.	344,896	151,862	70,075	3,399	5,167	485,474
American Homes 4 Rent Class A	183,983	133,060	81,901	2,676	218	364,865
American Residential Properties	37,742	330	262	(220)	—	NA2
Apartment Investment &
Management Co. Class A	445,234	104,650	78,909	6,873	8,705	526,976
Apple Hospitality REIT Inc.	221,790	47,556	35,856	10,229	—	254,259
Armada Hoffler Properties Inc.	—	36,929	523	450	—	35,538
Ashford Hospitality Prime Inc.	22,738	4,599	7,746	—	888	23,972
Ashford Hospitality Trust Inc.	38,693	8,114	5,304	51	—	56,353
AvalonBay Communities Inc.	1,658,413	417,443	263,324	37,917	17,843	1,821,329
Boston Properties Inc.	1,298,614	310,438	230,429	27,918	3,325	1,539,727
Brandywine Realty Trust	167,964	39,778	33,233	198	8,163	215,857
Brixmor Property Group Inc.	NA3	353,363	76,934	18,611	—	561,990
Camden Property Trust	482,237	113,410	80,952	—	48,310	559,077
Campus Crest Communities Inc.	32,564	227	33,252	—	—	—
Care Capital Properties Inc.	181,040	33,329	22,585	13,664	731	158,877
CareTrust REIT Inc.	34,305	26,772	9,544	2,561	—	71,948
CBL & Associates Properties Inc.	133,340	28,589	28,109	13,624	—	134,770
Cedar Realty Trust Inc.	37,071	14,100	6,433	579	—	38,029
Chatham Lodging Trust	52,607	10,677	6,959	3,375	—	59,483
Chesapeake Lodging Trust	109,064	22,445	15,760	6,409	40	117,765
Colony NorthStar Inc. Class A	NA4	363,194	2,249	—	—	559,904
Columbia Property Trust Inc.	192,576	38,784	30,834	707	—	199,767
CoreCivic Inc.	NA5	9,683	20,355	3,734	—	250,483
CoreSite Realty Corp.	140,593	52,716	22,192	5,709	—	223,642
Corporate Office Properties
Trust	153,354	39,863	29,050	4,786	—	230,818
Corrections Corp. of America	245,510	39,648	21,823	12,520	—	NA5
Cousins Properties Inc.	129,102	46,898	42,217	3,969	16,460	217,444
CubeSmart	385,206	90,395	46,461	11,867	146	344,856
CyrusOne Inc.	168,756	83,487	108,450	1,065	—	NA6
DCT Industrial Trust Inc.	230,020	64,136	42,211	6,433	1,184	308,386
DDR Corp.	383,192	83,712	57,441	8,542	—	361,296
DiamondRock Hospitality Co.	121,225	29,655	22,046	7,566	—	173,307
Digital Realty Trust Inc.	791,470	367,755	151,774	39,815	887	1,312,413
Douglas Emmett Inc.	299,109	75,922	45,738	1,492	91	415,539
Duke Realty Corp.	505,731	134,672	90,681	13,804	4,705	653,127

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			January 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
DuPont Fabros Technology Inc.	157,777	72,124	29,338	6,854	—	274,547
Easterly Government Properties
Inc.	NA3	34,337	3,434	1,173	—	53,384
EastGroup Properties Inc.	125,524	32,436	21,133	5,162	694	178,153
Education Realty Trust Inc.	177,424	72,555	26,795	4,046	—	224,847
EPR Properties	252,113	92,548	45,047	15,122	1,871	360,230
Equinix Inc.	1,507,139	452,886	241,509	35,845	—	2,094,111
Equity Commonwealth	241,186	51,829	46,479	—	—	281,565
Equity LifeStyle Properties Inc.	384,029	91,621	62,580	9,243	—	458,547
Equity Residential	2,042,285	385,324	278,253	19,452	331,122	1,700,169
Essex Property Trust Inc.	1,019,484	230,712	177,620	27,551	4,066	1,124,304
Extra Space Storage Inc.	770,152	211,163	103,550	24,479	2,830	693,628
Federal Realty Investment Trust	758,676	180,168	109,760	20,369	—	767,656
FelCor Lodging Trust Inc.	68,987	13,452	14,706	7	—	74,919
First Industrial Realty Trust Inc.	165,937	54,968	33,195	5,349	1,025	231,273
First Potomac Realty Trust	41,900	7,043	5,030	—	—	45,915
Four Corners Property Trust Inc.	—	84,812	9,929	2,670	—	95,138
Franklin Street Properties Corp.	64,052	25,363	10,847	2,921	—	98,735
Gaming and Leisure Properties
Inc.	173,869	251,748	7,483	27,208	777	451,949
GEO Group Inc.	160,673	36,336	25,369	11,391	—	238,351
Getty Realty Corp.	34,742	8,203	5,214	1,292	720	53,660
Gladstone Commercial Corp.	—	33,939	506	292	—	35,673
Global Net Lease Inc.	86,098	19,862	14,093	2,949	570	100,412
Government Properties Income
Trust	71,036	19,795	13,638	5,985	—	105,148
Gramercy Property Trust	223,553	58,576	42,537	10,458	—	283,551
HCP Inc.	1,209,735	243,941	195,456	33,594	—	1,057,091
Healthcare Realty Trust Inc.	212,202	86,828	33,554	6,335	536	267,885
Healthcare Trust of America
Inc. Class A	259,182	81,807	39,443	9,180	—	306,954
Hersha Hospitality Trust Class A	54,991	15,593	13,376	4,296	—	65,320
Highwoods Properties Inc.	289,601	78,246	42,838	8,606	9,656	388,011
Hospitality Properties Trust	260,007	91,556	49,046	22,899	—	387,308
Host Hotels & Resorts Inc.	756,975	196,737	160,861	33,169	14,727	1,026,815
Hudson Pacific Properties Inc.	140,618	214,596	32,021	4,438	747	396,078
Independence Realty Trust Inc.	—	43,705	645	324	275	46,445
Inland Real Estate Corp.	70,486	1,647	71,409	627	—	—

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			January 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Investors Real Estate Trust	59,539	11,470	10,239	614	4,183	59,808
Iron Mountain Inc.	401,371	267,005	103,120	23,976	—	685,207
iStar Inc.	—	68,130	1,083	—	—	61,435
Kilroy Realty Corp.	374,829	94,659	71,747	12,865	10,614	528,491
Kimco Realty Corp.	817,371	193,539	129,257	20,851	9,397	800,160
Kite Realty Group Trust	160,639	28,245	19,097	5,269	419	153,379
LaSalle Hotel Properties	182,397	43,915	33,121	9,335	5,991	261,084
Lexington Realty Trust	113,445	30,124	21,549	10,700	—	175,028
Liberty Property Trust	319,745	83,037	69,216	11,532	6,796	431,139
Life Storage Inc.	NA7	24,361	25,717	6,510	—	284,634
LTC Properties Inc.	112,602	35,182	16,281	4,210	414	136,343
Macerich Co.	763,505	156,708	185,733	(8,142)	35,101	641,794
Mack-Cali Realty Corp.	128,020	33,179	23,516	55	—	182,681
Medical Properties Trust Inc.	187,231	127,861	37,053	12,481	1,801	295,035
MGM Growth Properties LLC
Class A	—	108,593	2,310	1,682	—	113,887
Mid-America Apartment
Communities Inc.	514,589	130,388	95,023	21,591	—	825,028
Monmouth Real Estate
Investment Corp.	41,025	14,775	5,668	1,422	209	68,492
Monogram Residential Trust Inc.	100,378	23,800	17,493	1,981	735	123,338
National Health Investors Inc.	157,530	55,344	26,558	7,660	2,633	221,854
National Retail Properties Inc.	420,011	131,430	61,085	16,667	—	490,928
National Storage Affiliates Trust	—	72,540	4,090	1,361	—	72,371
New Senior Investment
Group Inc.	57,894	11,136	16,840	—	409	57,232
New York REIT Inc.	121,559	25,047	16,477	(450)	483	126,386
NexPoint Residential Trust Inc.	—	26,880	414	117	24	30,185
NorthStar Realty Europe Corp.	39,755	12,924	8,332	2,824	—	55,954
NorthStar Realty Finance Corp.	157,525	39,328	32,723	22,963	—	NA4
Omega Healthcare Investors Inc.	426,777	104,683	59,670	29,220	989	474,785
One Liberty Properties Inc.	19,954	4,817	3,762	1,180	445	23,230
Paramount Group Inc.	189,849	55,970	25,213	1,487	—	224,305
Parkway Inc.	NA8	80,869	3,814	—	—	71,947
Parkway Properties Inc.	82,026	13,613	7,431	468	—	NA8
Pebblebrook Hotel Trust	127,666	29,495	28,515	8,245	—	157,680
Pennsylvania REIT	98,553	21,379	14,410	—	—	95,545
Physicians Realty Trust	131,251	75,418	25,823	5,466	—	191,090

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds			January 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Piedmont Office Realty Trust
Inc. Class A	203,823	43,504	39,882	8,015	—	241,417
Post Properties	227,617	39,577	35,428	2,730	2,978	NA9
Prologis Inc.	1,505,298	401,656	292,964	29,646	36,722	1,970,078
PS Business Parks Inc.	127,430	32,390	23,599	4,584	—	174,220
Public Storage	2,712,576	557,724	399,120	81,008	—	2,425,257
QTS Realty Trust Inc. Class A	130,933	63,935	24,076	4,367	—	184,034
Quality Care Properties Inc.	—	110,905	6,098	—	—	132,027
RAIT Financial Trust	16,910	3,887	2,227	1,215	1,297	24,668
Ramco-Gershenson Properties
Trust	98,454	20,695	14,653	4,156	979	98,801
Realty Income Corp.	953,458	330,028	158,325	36,529	—	1,180,027
Regency Centers Corp.	495,998	159,874	74,876	7,664	1,157	557,628
Retail Opportunity Investments
Corp.	132,869	45,058	20,106	4,373	—	176,709
Retail Properties of America Inc.	267,703	58,176	42,648	8,094	—	271,987
Rexford Industrial Realty Inc.	50,087	49,491	14,055	2,563	7	114,769
RLJ Lodging Trust	174,044	40,508	39,541	10,450	1,970	220,888
Rouse Properties	51,719	5,053	58,018	—	—	—
Ryman Hospitality Properties Inc.	157,637	37,300	28,880	9,765	637	215,012
Sabra Health Care REIT Inc.	87,029	21,005	15,194	3,454	—	126,889
Select Income REIT	92,154	24,587	17,985	6,624	—	128,330
Senior Housing Properties Trust	250,111	69,913	51,593	16,843	—	346,271
Seritage Growth Properties
Class A	70,269	9,131	12,812	1,736	—	70,018
Silver Bay Realty Trust Corp.	34,765	7,858	6,369	10	—	43,697
Simon Property Group Inc.	4,193,915	982,321	658,418	151,106	451	4,419,387
SL Green Realty Corp.	700,929	163,555	118,468	19,192	2,958	836,650
Sovran Self Storage	319,859	91,950	21,010	5,612	—	NA7
Spirit Realty Capital Inc.	336,675	114,783	60,253	18,915	1,036	386,215
STAG Industrial Inc.	83,885	25,909	14,136	4,950	—	126,455
STORE Capital Corp.	NA3	192,426	38,262	11,028	683	277,597
Summit Hotel Properties Inc.	63,978	16,009	10,823	3,577	—	106,021
Sun Communities Inc.	252,039	159,899	51,368	4,583	2,263	414,680
Sunstone Hotel Investors Inc.	185,934	44,163	32,145	9,949	1,152	244,027
Tanger Factory Outlet Centers
Inc.	223,094	53,866	38,685	9,397	102	251,411
Taubman Centers Inc.	314,608	67,054	52,219	8,362	2,438	327,490

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds			January 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Terreno Realty Corp.	66,683	23,537	9,337	1,971	233	96,103
Tier REIT Inc.	48,720	14,351	6,830	319	—	66,628
UDR Inc.	678,523	158,190	106,728	14,732	8,955	714,332
Universal Health Realty Income
Trust	46,780	10,270	5,891	1,919	—	61,745
Urban Edge Properties	175,563	40,539	29,313	6,128	—	212,935
Vanguard Market Liquidity Fund	229,188	NA10	NA10	205	—	149,286
Ventas Inc.	1,331,908	398,538	212,533	69,851	5,733	1,658,300
VEREIT Inc.	507,748	215,692	145,344	36,519	1,766	616,630
Vornado Realty Trust	1,091,975	261,713	194,869	28,336	5,314	1,382,302
Washington Prime Group Inc.	NA11	6,464	14,000	4,368	—	135,898
Washington REIT	125,120	42,030	21,665	4,388	76	177,272
Weingarten Realty Investors	298,894	73,266	44,173	10,521	2,521	331,196
Welltower Inc.	1,593,124	394,130	260,476	66,772	23,333	1,816,108
Whitestone REIT	21,604	6,461	2,959	1,158	403	30,721
Winthrop Realty Trust	29,655	38,050	23,528	8,482	—	15,172
WP Carey Inc.	420,341	97,274	65,421	25,107	—	476,167
WP Glimcher Inc.	122,417	18,404	8,699	4,128	—	NA11
Xenia Hotels & Resorts Inc.	112,932	32,656	26,622	8,981	—	148,670
	49,463,656			1,667,036	679,873	59,610,847

1 Includes net realized gain (loss) on affiliated investment securities sold of $1,506,500,000.
2 Not applicable—in March 2016, American Residential Properties Inc. merged with American Homes 4 Rent Class A.
3 Not applicable—at January 31, 2016, the issuer was not an affiliated company of the fund.
4 Not applicable—in January 2017, NorthStar Realty Finance Corp. merged with Colony NorthStar Inc. Class A.
5 Not applicable—in November 2016, Corrections Corp. of America changed its name to CoreCivic Inc.
6 Not applicable—at January 31, 2017, the issuer was not an affiliated company of the fund.
7 Not applicable—in August 2016, Sovran Self Storage Inc. changed its name to Life Storage Inc.
8 Not applicable—in October 2016, Parkway Properties Inc. merged with Cousins Properties Inc. and immediately following spun off
Parkway Inc.
9 Not applicable—in December 2016, Mid-America Apartment Communities Inc. acquired Post Properties Inc.
10 Not applicable—purchases and sales are for temporary cash investment purposes.
11 Not applicable—in August 2016, WP Glimcher Inc. changed its name to Washington Prime Group Inc.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $405,113,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designates $200,103,000 of its capital gain dividends as 20% rate gain distributions and $205,010,000 as unrecaptured section 1250 gain distributions
(25% rate gain).

The fund distributed $60,764,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.07%	10.22%	4.23%
Returns After Taxes on Distributions	10.56	9.00	3.04
Returns After Taxes on Distributions and Sale of Fund Shares	6.94	7.50	2.71

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$916.50	$1.20
ETF Shares	1,000.00	917.41	0.58
Admiral Shares	1,000.00	917.25	0.58
Institutional Shares	1,000.00	917.08	0.48
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.88	$1.27
ETF Shares	1,000.00	1,024.53	0.61
Admiral Shares	1,000.00	1,024.53	0.61
Institutional Shares	1,000.00	1,024.63	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period
(184/366).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money
Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
Who Are Deaf or Hard of Hearing > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032017

Annual Report | January 31, 2017

Vanguard Dividend Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Dividend Growth Fund returned about 12% for the 12 months ended
January 31, 2017. It trailed its benchmark, the NASDAQ US Dividend Achievers Select
Index, and the average return of its large-capitalization core fund peers.

• Dividend-paying stocks posted strong returns over the fiscal year but still lagged the broad U.S. market.

• For the period, the advisor’s stock holdings restrained performance compared with the benchmark.

• The advisor’s holdings in industrials and information technology were the most notable underperformers. Only consumer staples and financials outperformed the benchmark.

• For the ten years ended January 31, 2017, the fund produced an average annual return of nearly 8%, about 2 percentage points ahead of its benchmark and peers.

Total Returns: Fiscal Year Ended January 31, 2017
Total
Returns
Vanguard Dividend Growth Fund	12.06%
NASDAQ US Dividend Achievers Select Index	16.67
Large-Cap Core Funds Average	18.20
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Dividend Growth Fund	7.80%
Dividend Growth Spliced Index	5.93
Large-Cap Core Funds Average	5.66
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.33%	1.07%

The fund expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

3

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

4

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

5

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

6

Advisor’s Report

Vanguard Dividend Growth Fund returned 12.06% for the 12 months ended January 31, 2017, underper-forming the 16.67% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

China was a focal point of the global investment narrative early in the period, but the focus subsequently shifted to the United Kingdom’s Brexit vote and to the U.S. presidential election, making for a volatile 12 months.

After challenges in January 2016 arising from the concerns over China, markets rallied as extended monetary policy stimulus by major central banks helped support risk assets. Then, in late June, Brexit took center stage. Global markets reacted strongly to the vote to leave the European Union, as the potential economic implications are profound—not merely for the United Kingdom but also for the EU and the broader world. Given the long road ahead, we feel it is unwise to draw any firm conclusion on how Brexit will resolve itself.

The election of Donald Trump was also unexpected, but global markets in the fourth quarter of 2016 seemed to suggest that the results had ushered in a new period of global prosperity that would be reflected in higher markets. And although we are not certain ourselves, it’s clear what one must believe, in order to embrace this new narrative, that the next four years (or eight) will be characterized by higher rates, higher inflation, less regulation, more pro-business federal policy, and fairer trade policy.

We remain mindful of the global backdrop: tepid growth, heavy government indebtedness, growing geopolitical instability, and a growing absence of global economic cooperation. This can all certainly change, but it’s unlikely to do so in a time frame that is consistent with the markets’ highly bullish response. Indeed, the only thing harder than coordinating U.S. policy is coordinating policy globally.

The fund’s shortfalls

Our holdings in real estate and consumer discretionary detracted most from absolute performance. Among the biggest absolute detractors were Nike (consumer discretionary), McKesson (health care), CVS Health (consumer staples), and VF (consumer discretionary).

Nike, a provider of athletic footwear, apparel, and equipment, was the fund’s largest absolute detractor. Although the stock underperformed, we think that many investors’ concerns (increased competition and an unpredictable macroenvironment) are temporary and offer a chance to buy an excellent business at an attractive price. Nike’s growth appears healthy, and we used the weakness in its stock to add to our position. Nike has a new manufacturing process (Flyknit), which is much more flexible and cheaper and should help margins. The company is also selling a lot more through its own channel (direct-to-consumer), which is higher margin. We continue to believe that Nike is one of the world’s great franchises.

7

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution to the fund over a longer period, with a consistent focus on dividend action.

The fund’s successes

Holdings in the industrial, financial, information technology, and health care sectors were the fund’s biggest absolute contributors over the fiscal year.

Among the top contributors relative to the fund’s benchmark were Union Pacific (industrials), UnitedHealth Group (health care), and PNC Financial Services and Marsh & McLennan (both financials).

The biggest absolute and relative contributor was Union Pacific, a premier North American rail franchise. The company beat earnings expectations and said that volumes should accelerate in 2017, and these developments drove the stock price up more than 50% for the period. We continue to favor Union Pacific, as it is among the most efficient and well-run operators, with less exposure to eastern coal and with more diversified and longer-haul routes.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 6.5% for calendar year 2017. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, although companies in the early stages of dividend growth tend to show large percentage increases, the absolute cash dividend may be small. The run-rate calculation also is not an accurate reflection of the growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

Honeywell and Accenture were among holdings with recent notable dividend run-rate increases. On a run-rate basis, both companies increased their dividend by just under 10%, continuing long histories of steady dividend growth.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to meet this objective by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. As of the end of the period, the fund had significant allocations to industrials, consumer staples, and health care but less exposure (below 5%) to materials, real estate, and energy. We hold no stocks in utilities or telecommunication services.

8

Since our last report, the fund’s positioning has changed modestly, but our investment strategy has not. In the current environment, we remain careful but not dogmatic. For example, government regulation of the financial services industry is likely to moderate. That, combined with rising rates, will create a much more investable backdrop for our approach in the banking industry. To be clear, we have not rushed (and will not rush) gleefully into a sector or industry on the promise of a better day driven by government policy. But we will be far more open to the question of investing in those companies where we see a new narrative on dividend growth.

Additions to the fund over the 12 months were driven largely by price opportunity. We constantly assess and adjust the weightings of our positions.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

February 10, 2017

9

Dividend Growth Fund

Fund Profile
As of January 31, 2017

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	45	185	3,825
Median Market Cap	$84.6B	$55.3B	$56.7B
Price/Earnings Ratio	22.4x	22.7x	24.1x
Price/Book Ratio	4.4x	4.3x	2.9x
Return on Equity	21.7%	20.9%	16.4%
Earnings Growth Rate	6.7%	5.0%	8.5%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate	27%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.33%	—	—
30-Day SEC Yield	1.97%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary 13.6%		11.7%	12.7%
Consumer Staples	18.3	23.3	8.3
Energy	3.9	1.4	6.7
Financials	10.9	8.3	15.1
Health Care	17.4	12.1	13.1
Industrials	17.4	22.0	10.8
Information Technology	11.2	11.7	20.5
Materials	3.5	6.6	3.4
Real Estate	3.8	0.0	4.0
Telecommunication
Services	0.0	0.1	2.3
Utilities	0.0	2.8	3.1

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.94	0.88
Beta	0.95	0.81
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
NIKE Inc.	Footwear	3.8%
Microsoft Corp.	Systems Software	3.7
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	3.6
United Parcel Service	Air Freight &
Inc.	Logistics	2.8
Chubb Ltd.	Property & Casualty
	Insurance	2.8
Medtronic plc	Health Care
	Equipment	2.7
Canadian National
Railway Co.	Railroads	2.6
Visa Inc.	Data Processing &
	Outsourced Services	2.6
Coca-Cola Co.	Soft Drinks	2.6
Union Pacific Corp.	Railroads	2.6
Top Ten		29.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratio was 0.30%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Dividend Growth Fund*	12.06%	12.09%	7.80%	$21,197
• • • • • • ••	Dividend Growth Spliced Index	16.67	11.60	5.93	17,785
– – – –	Large-Cap Core Funds Average	18.20	12.25	5.66	17,334
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.72	13.91	7.18	20,012
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	7.53%	12.37%	7.79%

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.3%)
Consumer Discretionary (13.5%)
NIKE Inc. Class B	21,759,443	1,151,074
TJX Cos. Inc.	9,931,271	744,051
McDonald’s Corp.	5,177,089	634,556
Lowe’s Cos. Inc.	8,276,115	604,818
Walt Disney Co.	4,577,186	506,466
VF Corp.	9,688,924	498,786
		4,139,751
Consumer Staples (18.2%)
Costco Wholesale Corp.	6,746,405	1,106,073
Coca-Cola Co.	18,882,214	784,934
Colgate-Palmolive Co.	11,788,802	761,321
PepsiCo Inc.	6,807,788	706,512
Diageo plc	24,450,400	679,182
Walgreens Boots
Alliance Inc.	7,480,497	612,952
CVS Health Corp.	6,726,602	530,123
Procter & Gamble Co.	4,464,370	391,079
		5,572,176
Energy (3.9%)
Schlumberger Ltd.	7,333,733	613,907
Exxon Mobil Corp.	7,044,396	590,954
		1,204,861
Financials (10.8%)
Chubb Ltd.	6,483,800	852,555
PNC Financial Services
Group Inc.	6,222,256	749,533
Marsh & McLennan Cos.
Inc.	10,067,926	684,820
American Express Co.	7,356,593	561,896
BlackRock Inc.	1,233,004	461,119
		3,309,923
Health Care (17.2%)
Medtronic plc	10,763,303	818,226
Cardinal Health Inc.	10,392,050	778,988
Merck & Co. Inc.	11,740,857	727,816
UnitedHealth Group Inc.	4,405,358	714,109
McKesson Corp.	4,587,500	638,351

Johnson & Johnson	5,620,083	636,474
Amgen Inc.	3,849,518	603,142
Roche Holding AG	1,544,470	365,960
		5,283,066
Industrials (17.3%)
United Parcel Service Inc.
Class B	7,865,309	858,341
^ Canadian National
Railway Co.
(Tornonto Shares)	11,298,928	785,303
Union Pacific Corp.	7,347,180	783,063
Honeywell International
Inc.	6,011,979	711,337
Lockheed Martin Corp.	2,782,938	699,436
United Technologies
Corp.	5,668,156	621,627
Northrop Grumman Corp.	1,878,712	430,375
General Dynamics Corp.	2,174,041	393,675
		5,283,157
Information Technology (11.1%)
Microsoft Corp.	17,352,160	1,121,817
Visa Inc. Class A	9,492,249	785,104
Automatic Data
Processing Inc.	7,576,231	765,124
Accenture plc Class A	6,421,818	731,252
		3,403,297
Materials (3.5%)
Praxair Inc.	5,089,952	602,854
Ecolab Inc.	3,958,246	475,504
		1,078,358
Real Estate (3.8%)
Public Storage	3,158,865	679,156
American Tower
Corporation	4,570,798	473,078
		1,152,234
Total Common Stocks
(Cost $22,666,473)		30,426,823

13

Dividend Growth Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.8%)
Money Market Fund (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 0.856%	18,825	1,883

	Face
	Amount
	($000)
Repurchase Agreements (0.8%)
RBS Securities, Inc.
0.530%, 2/1/17 (Dated
1/31/17, Repurchase
Value $96,400,000,
collaterized by U.S.
Treasury Note/Bond,
0.875%–3.500%,
5/15/17–5/15/20, with
a value of $98,331,000)	96,400	96,400
Societe Generale
0.530%, 2/1/17 (Dated
1/31/17, Repurchase
Value $137,602,000,
collaterized by U.S.
Treasury Note/Bond,
1.125%–4.375%,
1/31/19–11/15/39, and
Government National
Mortgage Assn., 3.000%,
6/20/46, with a value
of $140,352,000)	137,600	137,600
		234,000
Total Temporary Cash Investments
(Cost $235,883)		235,883
Total Investments (100.1%)
(Cost $22,902,356)		30,662,706

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	2,268
Receivables for Accrued Income	34,770
Receivable for Capital Shares Issued	7,199
Other Assets	679
Total Other Assets	44,916
Liabilities
Collateral for Securities on Loan	(1,850)
Payables to Investment Advisor	(10,595)
Payables for Capital Shares Redeemed	(35,701)
Payables to Vanguard	(26,943)
Total Liabilities	(75,089)
Net Assets (100%)
Applicable to 1,291,364,234 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,632,533
Net Asset Value Per Share	$23.72

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	22,726,914
Overdistributed Net Investment Income	(4,809)
Accumulated Net Realized Gains	150,427
Unrealized Appreciation (Depreciation)
Investment Securities	7,760,350
Foreign Currencies	(349)
Net Assets	30,632,533

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,738,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $1,850,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends[1]	658,068
Interest[2]	2,420
Securities Lending—Net	4,099
Total Income	664,587
Expenses
Investment Advisory Fees—Note B
Basic Fee	39,076
Performance Adjustment	8,332
The Vanguard Group—Note C
Management and Administrative	35,215
Marketing and Distribution	5,789
Custodian Fees	272
Auditing Fees	34
Shareholders’ Reports	339
Trustees’ Fees and Expenses	50
Total Expenses	89,107
Net Investment Income	575,480
Realized Net Gain (Loss)
Investment Securities Sold[2]	403,222
Foreign Currencies	(253)
Realized Net Gain (Loss)	402,969
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,296,098
Foreign Currencies	202
Change in Unrealized Appreciation (Depreciation)	2,296,300
Net Increase (Decrease) in Net Assets Resulting from Operations	3,274,749
1 Dividends are net of foreign withholding taxes of $4,516,000.
2 Interest income and realized net gain (loss) from an affiliated company of the fund were $0 and $33,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	575,480	487,197
Realized Net Gain (Loss)	402,969	658,531
Change in Unrealized Appreciation (Depreciation)	2,296,300	(592,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,274,749	552,770
Distributions
Net Investment Income	(579,527)	(476,748)
Realized Capital Gain[1]	(281,098)	(928,751)
Total Distributions	(860,625)	(1,405,499)
Capital Share Transactions
Issued	6,868,116	5,744,103
Issued in Lieu of Cash Distributions	770,864	1,268,037
Redeemed	(5,052,269)	(3,594,784)
Net Increase (Decrease) from Capital Share Transactions	2,586,711	3,417,356
Total Increase (Decrease)	5,000,835	2,564,627
Net Assets
Beginning of Period	25,631,698	23,067,071
End of Period[2]	30,632,533	25,631,698
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $57,257,000 and $121,739,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,809,000) and ($509,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.78	$22.47	$20.45	$17.52	$15.81
Investment Operations
Net Investment Income	.446	.442	.430	. 385	. 357
Net Realized and Unrealized Gain (Loss)
on Investments	2.165	.145	2.378	3.033	1.721
Total from Investment Operations	2.611	.587	2.808	3.418	2.078
Distributions
Dividends from Net Investment Income	(. 450)	(. 432)	(. 440)	(. 384)	(. 368)
Distributions from Realized Capital Gains	(. 221)	(. 845)	(. 348)	(.104)	—
Total Distributions	(. 671)	(1.277)	(.788)	(. 488)	(. 368)
Net Asset Value, End of Period	$23.72	$21.78	$22.47	$20.45	$17.52

Total Return[1]	12.06%	2.44%	13.69%	19.60%	13.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,633	$25,632	$23,067	$19,137	$12,704
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.33%	0.32%	0.31%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.95%	1.94%	2.03%	2.22%
Portfolio Turnover Rate	27%	26%	23%	18%	11%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Dividend Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the year ended January 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $8,332,000 (0.03%) based on performance.

19

Dividend Growth Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $2,268,000, representing 0.01% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	29,381,681	1,045,142	—
Temporary Cash Investments	1,883	234,000	—
Total	29,383,564	1,279,142	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $29,635,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $5,177,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2017, the fund had $72,981,000 of ordinary income and $97,651,000 of long-term capital gains available for distribution.

20

Dividend Growth Fund

At January 31, 2017, the cost of investment securities for tax purposes was $22,902,356,000. Net unrealized appreciation of investment securities for tax purposes was $7,760,350,000, consisting of unrealized gains of $8,029,076,000 on securities that had risen in value since their purchase and $268,726,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $10,512,391,000 of investment securities and sold $7,724,608,000 of investment securities, other than temporary cash investments. Purchases and sales include $212,677,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	298,231	253,289
Issued in Lieu of Cash Distributions	33,034	55,584
Redeemed	(216,755)	(158,371)
Net Increase (Decrease) in Shares Outstanding	114,510	150,502

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $244,511,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $633,429,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 76.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.06%	12.09%	7.80%
Returns After Taxes on Distributions	11.30	11.24	7.22
Returns After Taxes on Distributions and Sale of Fund Shares	7.42	9.58	6.29

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,012.73	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.78	1.37

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly two decades of investment industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the firm seeks to purchase these businesses when short-term dislocations have made the share price attractive. The firm has advised the fund since its inception in 1992.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US
Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index)
thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities
Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index,
21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31,
2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and
75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through
December 6, 2002.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032017

Annual Report | January 31, 2017

Vanguard Dividend Appreciation Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Dividend Appreciation Index Fund returned more than 16% for the 12 months ended January 31, 2017. It closely tracked its target index, the NASDAQ US Dividend Achievers Select Index, but trailed the average return of its large-capitalization core fund peers.

• The target index is composed of stocks of companies that have increased their dividends for at least ten straight years.

• Dividend-paying stocks posted strong returns over the fiscal year but still lagged the broad U.S. market.

• All ten industry sectors produced positive results. Industrials, the fund’s largest sector, was the top contributor. Technology and financials also boosted returns significantly. Only the two consumer sectors failed to reach double-digit returns.

• For the ten years ended January 31, the fund recorded an average annual return of about 7%, in line with its benchmark and more than 1 percentage point ahead of its peers.

Total Returns: Fiscal Year Ended January 31, 2017
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	16.46%
ETF Shares
Market Price	16.65
Net Asset Value	16.59
Admiral™ Shares	16.58
NASDAQ US Dividend Achievers Select Index	16.67
Large-Cap Core Funds Average	18.20

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares	6.88%
NASDAQ US Dividend Achievers Select Index	7.11
Large-Cap Core Funds Average	5.66
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.19%	0.09%	0.09%	1.07%

The fund expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratios were 0.17% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

3

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

4

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

5

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

6

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.19%	0.09%	0.09%
30-Day SEC Yield	2.06%	2.14%	2.15%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	186	185	3,825
Median Market Cap	$55.3B	$55.3B	$56.7B
Price/Earnings Ratio	22.7x	22.7x	24.1x
Price/Book Ratio	4.3x	4.3x	2.9x
Return on Equity	21.8%	20.9%	16.4%
Earnings Growth
Rate	5.0%	5.0%	8.5%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	4.2%	4.2%	2.7%
Consumer Goods	21.2	21.2	9.7
Consumer Services	16.8	16.8	13.2
Financials	8.2	8.2	20.4
Health Care	11.1	11.1	12.2
Industrials	25.5	25.5	12.9
Oil & Gas	1.4	1.4	6.7
Technology	8.6	8.6	16.9
Telecommunications	0.1	0.1	2.2
Utilities	2.9	2.9	3.1

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.88
Beta	1.00	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.5%
Johnson & Johnson	Pharmaceuticals	3.8
PepsiCo Inc.	Soft Drinks	3.7
Coca-Cola Co.	Soft Drinks	3.4
McDonald's Corp.	Restaurants & Bars	2.7
Medtronic plc	Medical Equipment	2.6
3M Co.	Diversified Industrials	2.6
United Technologies
Corp.	Aerospace	2.2
Walgreens Boots
Alliance Inc.	Drug Retailers	2.2
CVS Health Corp.	Drug Retailers	2.1
Top Ten		29.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.17% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares.

7

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2017

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund
Investor Shares	16.46%	11.41%	6.88%	$19,454
NASDAQ US Dividend Achievers Select
• • • • • • • •
Index	16.67	11.60	7.11	19,881

– – – – Dow Large-Cap Jones Core U.S. Funds Total Stock Average Market	18.20	12.25	5.66	17,334
Float Adjusted Index	21.72	13.91	7.18	20,012
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	16.59%	11.52%	6.99%	$19,662
NASDAQ US Dividend Achievers Select Index	16.67	11.60	7.11	19,881
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	13.91	7.18	20,012

See Financial Highlights for dividend and capital gains information.

8

Dividend Appreciation Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral
Shares	16.58%	7.57%	$12,554
NASDAQ US Dividend Achievers Select Index	16.67	7.64	12,579
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.72	9.53	13,280
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: January 31, 2007, Through January 31, 2017
	One	Five	Ten
	Year	Years	Years
Dividend Appreciation Index Fund ETF Shares
Market Price	16.65%	72.34%	96.28%
Dividend Appreciation Index Fund ETF Shares Net
Asset Value	16.59	72.51	96.62
NASDAQ US Dividend Achievers Select Index	16.67	73.08	98.81

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017

9

Dividend Appreciation Index Fund

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/27/2006	11.73%	11.57%	6.85%
ETF Shares	4/21/2006
Market Price		11.90	11.69	6.96
Net Asset Value		11.84	11.68	6.96
Admiral Shares	12/19/2013	11.79	—	7.13[1]
1 Return since inception.

10

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (4.2%)
Ecolab Inc.	2,016,130	242,198
Praxair Inc.	1,940,093	229,785
Air Products &
Chemicals Inc.	1,468,843	205,285
PPG Industries Inc.	1,817,008	181,719
Albemarle Corp.	764,284	70,803
International Flavors &
Fragrances Inc.	546,670	64,075
Westlake Chemical Corp.	887,141	54,923
RPM International Inc.	904,998	47,295
Royal Gold Inc.	444,277	32,063
Sensient Technologies
Corp.	306,060	23,490
HB Fuller Co.	340,773	16,824
Stepan Co.	151,793	11,857
* Versum Materials Inc.	486	14
		1,180,331
Consumer Goods (21.2%)
PepsiCo Inc.	9,845,654	1,021,782
Coca-Cola Co.	23,045,816	958,015
Reynolds American Inc.	9,722,530	584,616
NIKE Inc. Class B	9,195,029	486,417
Colgate-Palmolive Co.	6,081,037	392,713
Monsanto Co.	2,999,117	324,834
Kimberly-Clark Corp.	2,458,413	297,788
General Mills Inc.	4,041,918	252,539
Archer-Daniels-Midland
Co.	4,045,122	179,037
Kellogg Co.	2,385,686	173,463
VF Corp.	2,903,664	149,481
Hormel Foods Corp.	3,599,352	130,656
Stanley Black & Decker
Inc.	1,037,578	128,660
JM Smucker Co.	815,143	110,737
Clorox Co.	881,653	105,798
Genuine Parts Co.	1,018,442	98,595

	Church & Dwight Co. Inc.	1,767,163	79,911
	McCormick & Co. Inc.	785,774	75,081
	Brown-Forman Corp.
	Class B	1,591,406	72,568
	Hasbro Inc.	850,052	70,138
	Bunge Ltd.	960,313	66,463
	Leggett & Platt Inc.	924,484	44,116
^	Polaris Industries Inc.	442,537	37,204
	Flowers Foods Inc.	1,446,670	29,093
	Lancaster Colony Corp.	186,373	24,424
	J&J Snack Foods Corp.	127,157	16,221
^	Tootsie Roll Industries Inc.	260,443	9,754
	Andersons Inc.	191,009	7,211
			5,927,315
Consumer Services (16.8%)
	McDonald’s Corp.	6,141,476	752,761
	Walgreens Boots
	Alliance Inc.	7,348,065	602,100
	CVS Health Corp.	7,482,516	589,697
	Costco Wholesale Corp.	2,995,625	491,133
	Lowe’s Cos. Inc.	6,198,582	452,992
	TJX Cos. Inc.	4,560,655	341,684
	Target Corp.	4,102,428	264,525
	Sysco Corp.	3,845,582	201,739
	Ross Stores Inc.	2,758,494	182,364
	Cardinal Health Inc.	2,243,112	168,144
	Yum! Brands Inc.	2,499,691	163,805
	AmerisourceBergen Corp.
	Class A	1,399,432	122,142
	Best Buy Co. Inc.	2,205,613	98,194
	Tiffany & Co.	873,272	68,744
	Rollins Inc.	1,490,329	52,549
	FactSet Research
	Systems Inc.	280,663	48,569
	Casey’s General Stores
	Inc.	265,692	30,528
	John Wiley & Sons Inc.
	Class A	330,908	18,233
	Aaron’s Inc.	494,974	15,314

11

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Matthews International
Corp. Class A	224,785	15,162
Monro Muffler Brake Inc.	219,561	13,152
International Speedway
Corp. Class A	181,989	6,670
		4,700,201
Financials (8.2%)
Chubb Ltd.	3,144,808	413,511
Travelers Cos. Inc.	2,009,142	236,637
S&P Global Inc.	1,806,970	217,162
Aflac Inc.	2,860,639	200,216
Franklin Resources Inc.	4,036,518	160,411
Ameriprise Financial Inc.	1,150,870	129,208
T. Rowe Price Group Inc.	1,690,346	113,997
Cincinnati Financial Corp.	1,119,390	79,006
Torchmark Corp.	825,966	60,741
WR Berkley Corp.	835,022	56,122
SEI Investments Co.	1,114,895	54,084
American Financial Group
Inc.	589,885	50,830
Bank of the Ozarks Inc.	824,626	45,247
Axis Capital Holdings Ltd.	646,537	41,385
RenaissanceRe Holdings
Ltd.	293,866	40,060
Brown & Brown Inc.	943,844	39,764
Commerce Bancshares Inc. 692,818		39,165
Assurant Inc.	388,354	37,721
^ BOK Financial Corp.	450,486	37,048
Erie Indemnity Co. Class A	314,639	35,274
Prosperity Bancshares Inc.	475,943	34,568
Eaton Vance Corp.	786,695	32,986
UMB Financial Corp.	337,615	26,044
Hanover Insurance Group
Inc.	291,517	24,470
RLI Corp.	297,133	17,656
Community Bank System
Inc.	298,987	17,449
American Equity
Investment Life
Holding Co.	558,111	13,171
BancFirst Corp.	106,054	10,006
Tompkins Financial Corp.	101,858	9,223
1st Source Corp.	176,201	7,948
Infinity Property & Casualty
Corp.	75,298	6,540
		2,287,650
Health Care (11.1%)
Johnson & Johnson	9,447,452	1,069,924
Medtronic plc	9,578,225	728,137
Abbott Laboratories	10,035,206	419,171
Stryker Corp.	2,540,735	313,857
Becton Dickinson and Co.	1,442,749	255,785
CR Bard Inc.	502,210	119,189
Perrigo Co. plc	975,350	74,273

West Pharmaceutical
Services Inc.	492,785	41,704
STERIS plc	585,129	41,445
Healthcare Services Group
Inc.	491,241	19,527
Owens & Minor Inc.	427,014	15,321
National HealthCare Corp.	102,140	7,645
Atrion Corp.	12,421	6,069
		3,112,047
Industrials (25.5%)
3M Co.	4,121,327	720,490
United Technologies
Corp.	5,697,441	624,838
Lockheed Martin Corp.	2,080,863	522,983
Accenture plc Class A	4,277,189	487,044
General Dynamics Corp.	2,119,559	383,810
FedEx Corp.	1,877,428	355,040
Illinois Tool Works Inc.	2,477,918	315,191
Automatic Data
Processing Inc.	3,116,183	314,703
CSX Corp.	6,560,862	304,358
Raytheon Co.	2,036,541	293,588
Northrop Grumman Corp.	1,232,569	282,357
Norfolk Southern Corp.	2,031,093	238,572
Waste Management Inc.	3,035,345	210,956
Sherwin-Williams Co.	628,457	190,932
Parker-Hannifin Corp.	920,233	135,394
Republic Services Inc.
Class A	2,348,928	134,782
Roper Technologies Inc.	688,415	132,072
WW Grainger Inc.	420,437	106,190
Fastenal Co.	1,965,144	97,628
Cintas Corp.	736,513	85,517
L3 Technologies Inc.	530,075	84,118
Dover Corp.	1,055,838	82,091
JB Hunt Transport
Services Inc.	768,170	76,110
CH Robinson Worldwide
Inc.	975,644	74,207
Expeditors International
of Washington Inc.	1,240,357	64,598
Valspar Corp.	538,186	59,561
AO Smith Corp.	1,017,535	49,605
Jack Henry & Associates
Inc.	537,280	48,237
Carlisle Cos. Inc.	437,254	47,709
Nordson Corp.	388,300	44,084
Toro Co.	747,940	44,076
Robert Half International
Inc.	893,631	42,054
Lincoln Electric Holdings
Inc.	481,515	40,144
Donaldson Co. Inc.	903,541	38,175
Graco Inc.	375,424	33,634

12

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
MSC Industrial Direct Co.
Inc. Class A	328,634	33,570
Bemis Co. Inc.	645,212	31,435
AptarGroup Inc.	428,227	31,248
Crane Co.	396,830	28,588
Ryder System Inc.	364,538	28,288
CLARCOR Inc.	330,665	27,382
ITT Inc.	609,969	24,929
Silgan Holdings Inc.	411,127	24,055
Valmont Industries Inc.	155,333	22,368
Regal Beloit Corp.	304,288	22,091
MSA Safety Inc.	254,473	18,157
ABM Industries Inc.	380,981	15,388
G&K Services Inc. Class A	135,570	13,023
Franklin Electric Co. Inc.	315,960	12,749
Tennant Co.	120,023	8,312
Badger Meter Inc.	197,440	7,611
Gorman-Rupp Co.	178,057	5,780
^ Lindsay Corp.	75,836	5,714
Cass Information Systems
Inc.	77,116	5,072
Mesa Laboratories Inc.	24,554	2,925
		7,133,533
Oil & Gas (1.4%)
EOG Resources Inc.	3,745,701	380,488

Technology (8.6%)
Microsoft Corp.	19,535,467	1,262,968
Texas Instruments Inc.	6,847,462	517,257
Analog Devices Inc.	2,111,632	158,246
Linear Technology Corp.	1,630,220	102,916
Xilinx Inc.	1,740,571	101,301
Microchip Technology Inc.	1,387,608	93,456
Harris Corp.	849,102	87,211
Maxim Integrated
Products Inc.	1,950,704	86,767
		2,410,122
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	692,740	21,233
ATN International Inc.	109,689	8,807
		30,040
Utilities (2.8%)
NextEra Energy Inc.	3,137,525	388,175
Edison International	2,219,193	161,735
UGI Corp.	1,171,213	54,309
Atmos Energy Corp.	695,521	52,985
Aqua America Inc.	1,206,250	36,682
WGL Holdings Inc.	339,490	27,818
New Jersey Resources
Corp.	585,291	22,065
MGE Energy Inc.	236,078	15,026
California Water Service
Group	325,622	11,234

	American States Water Co.	248,430	10,876
	SJW Group	139,201	6,974
	Chesapeake Utilities Corp.	104,039	6,804
	Connecticut Water Service
	Inc.	75,997	4,107
			798,790
	Total Common Stocks
	(Cost $22,790,297)		27,960,517
Temporary Cash Investments (0.2%)[1]
	Money Market Fund (0.2%)
[2,3]	Market Liquidity Fund,
	0.856%	506,493	50,655

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan
	Bank Discount Notes,
	0.390%, 2/1/17	200	200
5	United States Treasury Bill,
	0.501%–0.564%, 5/4/17	1,100	1,098
	United States Treasury Bill,
	0.592%, 7/13/17	100	100
			1,398
Total Temporary Cash Investments
	(Cost $52,052)		52,053
	Total Investments (100.1%)
	(Cost $22,842,349)		28,012,570

			Amount
			($000)
Other Assets and Liabilities (-0.1%)
	Other Assets
	Investment in Vanguard		2,021
	Receivables for Accrued Income		25,165
Receivables for Capital Shares Issued			8,193
	Other Assets [5]		86
	Total Other Assets		35,465
	Liabilities
Payables for Investment Securities
	Purchased		(20,448)
	Collateral for Securities on Loan		(22,031)
Payables for Capital Shares Redeemed			(8,720)
	Payables to Vanguard		(11,383)
	Other Liabilities		(32)
	Total Liabilities		(62,614)
	Net Assets (100%)		27,985,421

13

Dividend Appreciation Index Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	23,464,392
Undistributed Net Investment Income	15,174
Accumulated Net Realized Losses	(664,600)
Unrealized Appreciation (Depreciation)
Investment Securities	5,170,221
Futures Contracts	234
Net Assets	27,985,421

Investor Shares—Net Assets
Applicable to 28,670,456 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	994,081
Net Asset Value Per Share—
Investor Shares	$34.67

ETF Shares—Net Assets
Applicable to 261,912,625 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	22,697,553
Net Asset Value Per Share—
ETF Shares	$86.66

Admiral Shares—Net Assets
Applicable to 182,582,230 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,293,787
Net Asset Value Per Share—
Admiral Shares	$23.52

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $21,459,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $22,031,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,099,000 and cash of $86,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends	591,398
Interest[1]	123
Securities Lending—Net	2,865
Total Income	594,386
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,918
Management and Administrative—Investor Shares	1,198
Management and Administrative—ETF Shares	13,001
Management and Administrative—Admiral Shares	2,167
Marketing and Distribution—Investor Shares	199
Marketing and Distribution—ETF Shares	977
Marketing and Distribution—Admiral Shares	320
Custodian Fees	262
Auditing Fees	37
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—ETF Shares	465
Shareholders’ Reports—Admiral Shares	35
Trustees’ Fees and Expenses	18
Total Expenses	21,620
Net Investment Income	572,766
Realized Net Gain (Loss)
Investment Securities Sold[1]	24,485
Futures Contracts	7,175
Realized Net Gain (Loss)	31,660
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,292,840
Futures Contracts	225
Change in Unrealized Appreciation (Depreciation)	3,293,065
Net Increase (Decrease) in Net Assets Resulting from Operations	3,897,491
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $111,000 and $14,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	572,766	533,935
Realized Net Gain (Loss)	31,660	2,703,169
Change in Unrealized Appreciation (Depreciation)	3,293,065	(3,303,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,897,491	(66,311)
Distributions
Net Investment Income
Investor Shares	(18,763)	(24,306)
ETF Shares	(474,719)	(456,267)
Admiral Shares	(82,693)	(73,040)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(576,175)	(553,613)
Capital Share Transactions
Investor Shares	2,117	(554,813)
ETF Shares	1,201,844	(1,350,433)
Admiral Shares	599,134	550,641
Net Increase (Decrease) from Capital Share Transactions	1,803,095	(1,354,605)
Total Increase (Decrease)	5,124,411	(1,974,529)
Net Assets
Beginning of Period	22,861,010	24,835,539
End of Period[1]	27,985,421	22,861,010
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,174,000 and $18,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.40	$31.37	$28.59	$25.23	$22.42
Investment Operations
Net Investment Income	.694	.670	.627	. 540	. 538
Net Realized and Unrealized Gain (Loss)
on Investments	4.275	(.947)	2.756	3.350	2.812
Total from Investment Operations	4.969	(.277)	3.383	3.890	3.350
Distributions
Dividends from Net Investment Income	(. 699)	(. 693)	(. 603)	(. 530)	(. 540)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 699)	(. 693)	(. 603)	(. 530)	(. 540)
Net Asset Value, End of Period	$34.67	$30.40	$31.37	$28.59	$25.23

Total Return[1]	16.46%	-0.93%	11.86%	15.51%	15.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$994	$875	$1,450	$2,966	$2,804
Ratio of Total Expenses to Average Net Assets	0.17%	0.19%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.11%	2.04%	1.98%	2.32%
Portfolio Turnover Rate[2]	19%	22%	20%	3%	15%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.98	$78.42	$71.47	$63.08	$56.04
Investment Operations
Net Investment Income	1.810	1.759	1.645	1.421	1.401
Net Realized and Unrealized Gain (Loss)
on Investments	10.696	(2.380)	6.890	8.357	7.049
Total from Investment Operations	12.506	(.621)	8.535	9.778	8.450
Distributions
Dividends from Net Investment Income	(1.826)	(1.819)	(1.585)	(1.388)	(1.410)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.826)	(1.819)	(1.585)	(1.388)	(1.410)
Net Asset Value, End of Period	$86.66	$75.98	$78.42	$71.47	$63.08

Total Return	16.59%	-0.84%	11.97%	15.60%	15.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,698	$18,771	$20,610	$18,511	$13,119
Ratio of Total Expenses to Average Net Assets	0.08%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.21%	2.14%	2.08%	2.42%
Portfolio Turnover Rate[1]	19%	22%	20%	3%	15%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
				Dec. 19,
				2013[1] to
	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.62	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	.492	.478	.445	. 030
Net Realized and Unrealized Gain (Loss)
on Investments	2.903	(.644)	1.865	(.630)
Total from Investment Operations	3.395	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(. 495)	(. 494)	(. 430)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 495)	(. 494)	(. 430)	—
Net Asset Value, End of Period	$23.52	$20.62	$21.28	$19.40

Total Return[2]	16.58%	-0.83%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,294	$3,215	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.08%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.20%	2.21%	2.14%	2.08%[3]
Portfolio Turnover Rate [4]	19%	22%	20%	3%
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

Dividend Appreciation Index Fund

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

21

Dividend Appreciation Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $2,021,000, representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	27,960,517	—	—
Temporary Cash Investments	50,655	1,398	—
Futures Contracts—Liabilities[1]	(19)	—	—
Total	28,011,153	1,398	—
1 Represents variation margin on the last day of the reporting period.

22

Dividend Appreciation Index Fund

D. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	247	28,090	234

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2017, the fund realized $538,755,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2017, the fund had $25,379,000 of ordinary income available for distribution. At January 31, 2017, the fund had available capital losses totaling $664,366,000 to offset future net capital gains. Of this amount, $11,128,000 is subject to expiration on January 31, 2019. Capital losses of $653,238,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2017, the cost of investment securities for tax purposes was $22,842,349,000. Net unrealized appreciation of investment securities for tax purposes was $5,170,221,000, consisting of unrealized gains of $5,458,738,000 on securities that had risen in value since their purchase and $288,517,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $8,640,248,000 of investment securities and sold $6,843,882,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,677,069,000 and $1,876,760,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

23

Dividend Appreciation Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	306,256	9,147	156,453	4,950
Issued in Lieu of Cash Distributions	17,178	515	20,734	661
Redeemed	(321,317)	(9,762)	(732,000)	(23,050)
Net Increase (Decrease)—Investor Shares	2,117	(100)	(554,813)	(17,439)
ETF Shares
Issued	3,087,183	37,802	6,278,046	78,491
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,885,339)	(22,950)	(7,628,479)	(94,250)
Net Increase (Decrease)—ETF Shares	1,201,844	14,852	(1,350,433)	(15,759)
Admiral Shares
Issued	1,490,587	65,899	1,093,111	50,897
Issued in Lieu of Cash Distributions	74,470	3,292	63,639	2,998
Redeemed	(965,923)	(42,568)	(606,109)	(28,401)
Net Increase (Decrease)—Admiral Shares	599,134	26,623	550,641	25,494

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $576,175,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.46%	11.41%	6.88%
Returns After Taxes on Distributions	15.88	10.91	6.48
Returns After Taxes on Distributions and Sale of Fund Shares	9.75	9.06	5.53

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,028.49	$0.82
ETF Shares	1,000.00	1,029.21	0.36
Admiral Shares	1,000.00	1,029.37	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.33	$0.81
ETF Shares	1,000.00	1,024.78	0.36
Admiral Shares	1,000.00	1,024.78	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares, 0.07% for ETF Shares, and 0.07% for Admiral Shares. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	OMX Group, Inc. (collectively, with its affiliates
“NASDAQ OMX”), and has been licensed for use by The
Institutional Investor Services > 800-523-1036	Vanguard Group, Inc. Vanguard mutual funds are not
Text Telephone for People	sponsored, endorsed, sold, or promoted by NASDAQ
Who Are Deaf or Hard of Hearing > 800-749-7273	OMX and NASDAQ OMX makes no representation
regarding the advisability of investing in the funds.
This material may be used in conjunction	NASDAQ OMX makes no warranties and bears no
with the offering of shares of any Vanguard	liability with respect to the Vanguard mutual funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2017: $216,000
Fiscal Year Ended January 31, 2016: $235,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2017: $9,629,849
Fiscal Year Ended January 31, 2016: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2017: $2,717,627
Fiscal Year Ended January 31, 2016: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2017: $254,050
Fiscal Year Ended January 31, 2016: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2017: $214,225
Fiscal Year Ended January 31, 2016: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2017: $468,275
Fiscal Year Ended January 31, 2016: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: March 22, 2017
VANGUARD SPECIALIZED FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: March 22, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.